UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-23221

FS Credit Income Fund (Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip code)

Michael C. Forman FS Credit Income Fund 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150 Date of fiscal year end: October 31 Date of reporting period: April 30, 2023

Item 1.Reports to Shareholders.

(a)The semi-annual report (the “Semi-Annual Report”) of FS Credit Income Fund (the “Fund”) for the six months ended April 30, 2023 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

FS Credit Income Fund

Semi-annual report

2023

FS Credit Income Fund Portfolio Highlights

The following tables summarize the portfolio composition, industry classification and top 10 holdings of our investment portfolio as of April 30, 2023 (unaudited):

*Derivatives are not included in this table. Holdings subject to change.

Portfolio composition (by fair value)*
Senior Secured Loans—First Lien	20%
Senior Secured Loans—Second Lien	2%
Senior Secured Bonds	13%
Unsecured Bonds	38%
CLO/Structured Credit	23%
Convertible Bonds	1%
Municipal Bonds	1%
Emerging Markets Debt	1%
Preferred Equity	0%
Common Equity	1%

Top 10 Holdings (by fair value)*
1	Ford Motor Credit Co. LLC	2%
2	Teva Pharmaceutical Finance Netherlands II BV	1%
3	Charlotte Buyer, Inc.	1%
4	Lloyds Banking Group Plc	1%
5	NRG Energy Inc	1%
6	Talen Energy Supply, LLC	1%
7	Bausch Health Companies, Inc.	1%
8	Viking Cruises Ltd.	1%
9	Royal Caribbean Cruises Ltd.	1%
10	Houghton Mifflin Harcourt Publishing Co.	1%

Industry classification (by fair value)*
USD CLO	13%
EUR CLO	8%
Media Entertainment	7%
Oil & Gas	7%
Retail	6%
Pharmaceuticals	5%
Healthcare-Services	5%
Electric	4%
Chemicals	4%
Leisure Time	4%
Banks	3%
Telecommunications	3%
Diversified Financial Services	3%
Other	28%

FS Credit Income Fund Officers + Trustees

Officers
Michael C. Forman Chairman, Chief Executive Officer and President Edward T. Gallivan, Jr. Chief Financial Officer and Treasurer	Stephen S. Sypherd General Counsel and Secretary James F. Volk Chief Compliance Officer

Board of Trustees

Michael C. Forman

Chairman

Chairman and Chief Executive Officer
FS Investments

Steven T. Shapiro

Trustee

Partner and Executive Committee Member
GoldenTree Asset Management

Holly E. Flanagan

Trustee

Managing Director
Gabriel Investments

Brian R. Ford Trustee Retired Partner Ernst & Young LLP Daniel J. Hilferty, III Trustee Chief Executive Officer Comcast Spectacor Tyson A. Pratcher Trustee Managing Director RockCreek Group

Semi-Annual Report for the Six Months Ended April 30, 2023

FS Credit Income Fund Table of Contents

See notes to unaudited consolidated financial statements.
1

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—23.7%
ACProducts, Inc., L+425, 0.5% Floor, 5/17/28	(d)	Building Materials	$3,966	$3,667	$3,164
American Greetings Corp., S+600, 1.0% Floor, 4/6/28	(d)	Consumer Products	1,065	1,033	1,052
American Tire Distributors Holdings, Inc., S+625, 10/20/28	(d)	Distribution/Wholesale	566	528	482
AP Core Holdings II, LLC, L+550, 0.8% Floor, 9/1/27	(d)	Media Entertainment	4,029	3,956	3,933
Avalara, Inc., S+725, 0.8% Floor, 10/19/28	(d)(e)	Software	4,653	4,545	4,546
Avalara, Inc., S+725, 0.8% Floor, 10/19/28	(d)(e)(f)	Software	465	455	455
Bausch & Lomb, Inc., S+325, 0.5% Floor, 5/10/27	(d)	Healthcare-Services	4,596	4,359	4,480
Bausch Health Companies, Inc., S+525, 0.5% Floor, 2/1/27	(d)	Pharmaceuticals	3,048	2,468	2,470
Casper BidCo SAS, E+550, 7/31/26	(d)	Consumer, Cyclical	€1,505	1,588	1,643
Charlotte Buyer, Inc., S+525, 0.5% Floor, 2/11/28	(d)	Healthcare-Services	$1,905	1,785	1,836
Clydesdale Acquisition Holdings, Inc., S+500, 0.5% Floor, 4/13/29	(d)	Packaging & Containers	725	709	710
Coupa Holdings, LLC, S+750, 0.8% Floor, 2/27/30	(d)(e)	Technology	1,339	1,306	1,304
Coupa Holdings, LLC, S+750, 0.8% Floor, 2/27/30	(d)(e)(f)	Technology	120	118	116
Coupa Holdings, LLC, S+750, 0.8% Floor, 2/27/29	(d)(e)(f)	Technology	92	89	89
Covetrus, Inc., S+500, 0.5% Floor, 10/13/29	(d)	Pharmaceuticals	1,657	1,565	1,564
Digicel International Finance Ltd., L+325, 5/28/24	(d)	Telecommunications	120	114	109
DirecTV Financing LLC, L+500, 0.8% Floor, 8/2/27	(d)	Media Entertainment	830	803	799
Disco Parent, Inc., S+750, 1.0% Floor, 3/30/29	(d)(e)	Finance	5,540	5,403	5,402
Disco Parent, Inc., S+750, 1.0% Floor, 3/30/29	(d)(e)(f)	Finance	554	540	540
Discovery Purchaser Corp., S+438, 0.5% Floor, 10/4/29	(d)	Finance	1,929	1,786	1,852
East Valley Tourist Development Authority, L+750, 1.0% Floor, 11/23/26	(d)(e)	Media Entertainment	5,608	5,530	5,429
Endo Luxembourg Finance Co. I S.a r.l., P+600, 3/27/28	(d)	Pharmaceuticals	1,853	1,579	1,369
Endure Digital, Inc., L+350, 2/10/26	(d)(e)	Internet	1,029	900	943
Endure Digital, Inc., L+350, 2/10/26	(d)(e)(f)	Internet	31	31	28
Endure Digital, Inc., L+350, 0.8% Floor, 2/10/28	(d)	Internet	1,359	1,209	1,277
Garrett Motion Inc., S+400, 0.4% Floor, 4/28/30	(d)	Auto Parts & Equipment	2,170	2,094	2,108
Gordian Medical, Inc., L+625, 0.8% Floor, 1/31/27	(d)	Healthcare-Services	787	776	619
GoTo Group, Inc., L+475, 8/31/27	(d)	Telecommunications	262	257	162
Hanger, Inc., S+625, 1.0% Floor, 10/3/28	(d)(e)	Healthcare-Services	3,065	2,996	3,013
Hexion Holdings Corp., S+450, 0.5% Floor, 3/15/29	(d)	Chemicals	3,762	3,633	3,383
Houghton Mifflin Harcourt Publishing Co., S+525, 0.5% Floor, 4/9/29	(d)	Media Entertainment	6,315	6,149	5,708
Houghton Mifflin Harcourt Publishing Co., S+800, 1.0% Floor, 4/7/28	(d)(e)	Media Entertainment	400	384	384
Jack Ohio Finance LLC, L+475, 0.8% Floor, 10/4/28	(d)	Lodging	1,288	1,285	1,240
LBM Acquisition, LLC, L+375, 0.8% Floor, 12/17/27	(d)	Retail	2,871	2,594	2,676
LHS Borrower, LLC, S+475, 0.5% Floor, 2/16/29	(d)	Diversified Financial Services	2,338	2,045	1,835
Lightstone Holdco, LLC, S+575, 1.0% Floor, 1/29/27	(d)	Electric	4,727	4,111	4,201
LSF11 Skyscraper Holdco S.a r.l., E+700, 3.5% PIK, 9/29/28	(d)	Leisure Time	€437	491	482
Magenta Buyer LLC, L+475, 0.8% Floor, 7/27/28	(d)	Computers	$2,197	2,039	1,859
Magenta Buyer LLC, L+1200, 7/27/28	(d)	Computers	2,115	1,912	1,792

See notes to unaudited consolidated financial statements.
2

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Mattress Firm, Inc., L+425, 0.8% Floor, 9/25/28	(d)	Home Furnishings	$1,532	$1,518	$1,434
Mercury Financial Credit Card Master Trust, L+713, 9/30/23	(d)	Diversified Financial Services	415	415	402
Mercury Financial Credit Card Master Trust, L+713, 9/30/23	(d)(f)	Diversified Financial Services	4,867	4,867	4,721
NCL Corp. Ltd., L+200, 1/2/24	(d)	Leisure Time	2,389	2,351	2,347
Neptune Bidco US Inc, S+500, 0.5% Floor, 4/11/29	(d)	Commercial Services	1,445	1,291	1,296
OLA Netherlands B.V., S+625, 0.8% Floor, 12/15/26	(d)	Transportation	346	341	331
PMHC II, Inc., S+425, 4/23/29	(d)	Chemicals	3,409	3,208	2,999
Premium Apparel LLC, S+800, 1.0% Floor, 9/1/27	(d)(e)	Retail	4,583	4,459	4,674
Profrac Services, LLC, S+725, 1.0% Floor, 3/4/25	(d)	Oil & Gas	6,081	5,972	6,040
PT Intermediate Holdings III, LLC, S+650, 0.8% Floor, 11/1/28	(d)(f)	Restaurants	360	357	355
PT Intermediate Holdings III, LLC, S+650, 0.8% Floor, 11/1/28	(d)	Restaurants	720	709	711
Quorum Health Corp., L+825, 1.0% Floor, 4/29/25	(d)	Healthcare-Services	986	978	601
Riverbed Technology, Inc., L+600, 2.0% PIK, 1.0% Floor, 12/7/26	(d)	Software	521	513	163
Royal Caribbean Cruises Ltd., L+130, 4/5/24		Leisure Time	4,564	4,213	4,376
Royal Caribbean Cruises Ltd., L+130, 4/5/24	(f)	Leisure Time	3,032	3,032	2,907
SCUR-Alpha 1503 GmbH, S+550, 0.5% Floor, 3/30/30	(d)	Oil Field Services	3,300	2,970	3,032
Speed Midco 3 S.a r.l., E+640, 4/26/29	(d)(e)	Services	€3,920	4,143	4,276
Spirit RR Holdings, Inc., S+650, 0.8% Floor, 9/13/28	(d)(e)(f)	Computers	$169	164	165
Spirit RR Holdings, Inc., S+650, 0.8% Floor, 9/13/28	(d)(e)	Computers	1,883	1,831	1,838
Springs Windows Fashions, LLC, L+400, 0.8% Floor, 10/6/28	(d)	Housewares	2,361	2,194	2,007
SVF II Finco Cayman L.P., L+500, 12/22/23	(d)(e)	Diversified Financial Services	3,646	3,649	3,515
Talen Energy Supply, LLC, L+800, 1.0% Floor, 9/30/24	(d)	Electric	2,210	2,666	2,651
Talen Energy Supply, LLC, S+450, 0.5% Floor, 4/26/30	(d)	Electric	489	474	478
Talen Energy Supply, LLC, S+425, 0.5% Floor, 4/26/30	(d)	Electric	396	384	388
Thryv, Inc., L+850, 1.0% Floor, 3/1/26	(d)	Advertising	2,866	2,829	2,870
Tibco Software, Inc., S+450, 0.5% Floor, 3/30/29	(d)	Software	875	801	820
Torrid LLC, L+550, 0.8% Floor, 6/14/28	(d)	Retail	2,162	2,147	1,911
US Radiology Specialists, Inc., S+525, 0.5% Floor, 12/15/27	(d)	Healthcare-Services	701	691	650
W.R. Grace Holdings LLC, L+375, 0.5% Floor, 9/22/28	(d)	Chemicals	1,453	1,438	1,456
Total Senior Secured Loans—First Lien				137,437	134,468
Unfunded Loan Commitments				(9,653)	(9,653)
Net Senior Secured Loans—First Lien				127,784	124,815

Senior Secured Loans—Second Lien—2.4%
Charlotte Buyer, Inc., S+825, 0.5% Floor, 8/11/28	(d)	Healthcare-Services	6,400	5,989	6,144
Hexion Holdings Corp., S+744, 0.5% Floor, 3/15/30	(d)	Chemicals	2,490	2,429	2,071
Magenta Buyer LLC, L+825, 0.8% Floor, 7/27/29	(d)	Computers	1,110	1,099	850
Neptune Bidco US, Inc., S+975, 0.8% Floor, 10/11/29	(d)(e)	Media Entertainment	1,073	1,042	1,027
Omni Intermediate Holdings, LLC, L+900, 1.0% Floor, 12/30/27	(d)(e)	Transportation Services	1,711	1,666	1,651
Verscend Holding Corp., L+700, 0.5% Floor, 4/2/29	(d)	Commercial Services	1,030	1,014	1,033
Total Senior Secured Loans—Second Lien				13,239	12,776

See notes to unaudited consolidated financial statements.
3

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Bonds—14.7%
Academy Ltd., 6.0%, 11/15/27	(g)(h)	Retail	$1,988	$1,827	$1,955
Advantage Sales & Marketing, Inc., 6.5%, 11/15/28	(g)(i)	Advertising	3,186	2,924	2,482
Altice France SA, 4.1%, 1/15/29	(i)	Telecommunications	€287	223	237
Altice France SA, 4.3%, 10/15/29	(i)	Telecommunications	399	323	326
Altice France SA, 5.1%, 1/15/29	(g)(i)	Telecommunications	$573	457	424
Altice France SA, 5.1%, 7/15/29	(g)(i)	Telecommunications	366	288	271
Altice France SA, 5.5%, 1/15/28	(g)(i)	Telecommunications	451	375	355
Altice France SA, 5.5%, 10/15/29	(g)(i)	Telecommunications	1,581	1,209	1,185
Bausch Health Companies, Inc., 4.9%, 6/1/28	(g)(i)	Pharmaceuticals	696	406	459
Bausch Health Companies, Inc., 5.8%, 8/15/27	(g)(i)	Pharmaceuticals	472	352	327
Bausch Health Companies, Inc., 6.1%, 2/1/27	(g)(i)	Pharmaceuticals	3,061	2,259	2,209
Bausch Health Companies, Inc., 11.0%, 9/30/28	(g)(i)	Pharmaceuticals	1,282	2,020	1,040
Bausch Health Companies, Inc., 14.0%, 10/15/30	(g)(i)	Pharmaceuticals	125	211	81
Baytex Energy Corp, 8.5%, 4/30/30	(g)	Oil & Gas	899	887	905
Carnival Corp., 10.5%, 2/1/26	(g)(i)	Leisure Time	890	925	930
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.9%, 4/1/61	(i)	Media Entertainment	485	283	297
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.4%, 12/1/61	(i)	Media Entertainment	381	244	256
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.4%, 5/1/47	(i)	Media Entertainment	705	548	578
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.5%, 4/1/63	(i)	Media Entertainment	812	618	649
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.8%, 4/1/48	(i)	Media Entertainment	132	110	112
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.5%, 10/23/45	(i)	Media Entertainment	2,230	2,087	2,068
CHS/Community Health Systems, Inc., 4.8%, 2/15/31	(g)(i)	Healthcare-Services	755	608	610
CHS/Community Health Systems, Inc., 5.3%, 5/15/30	(g)(i)	Healthcare-Services	1,157	905	965
Cloud Software GRP, Inc., 9.0%, 9/30/29	(g)	Software	2,021	1,599	1,738
Coronado Finance Proprietary Ltd., 10.8%, 5/15/26	(g)(i)	Coal	482	483	498
Digicel International Finance Ltd./Digicel international Holdings Ltd., 8.8%, 5/25/24	(g)	Telecommunications	2,968	2,968	2,691
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.9%, 8/15/27	(g)	Media Entertainment	5,384	4,799	4,731
DISH DBS Corp., 5.3%, 12/1/26	(g)(i)	Media Entertainment	4,473	3,728	3,425
Eagle Intermediate Global Holding BV/Eagle US Finance LLC, 7.5%, 5/1/25	(g)	Textiles	1,339	1,289	869
EC Finance Plc, 3.0%, 10/15/26	(i)	Commercial Services	€882	824	915
Endo Luxembourg Finance Co. I S.a.r.l. / Endo US, Inc., 6.1%, 4/1/29	(g)(i)(j)	Pharmaceuticals	$3,440	3,349	2,414
Frontier Communications Holdings LLC, 5.0%, 5/1/28	(g)(i)	Telecommunications	107	94	94
Frontier Communications Holdings LLC, 6.0%, 1/15/30	(g)(i)	Telecommunications	215	171	165
Frontier Communications Holdings LLC, 6.8%, 5/1/29	(g)(i)	Telecommunications	1,649	1,366	1,329
Frontier Communications Holdings LLC, 8.6%, 3/15/31	(g)(i)	Telecommunications	616	601	601
Frontier Southwest, Inc., 8.5%, 11/15/31	(i)	Telecommunications	308	315	309

See notes to unaudited consolidated financial statements.
4

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Gamma Bondco Sarl, PIK, 8.1%, 11/15/26	(i)	Entertainment	€259	$300	$302
IMA Industria Macchine Automatiche SpA, 3.8%, 1/15/28	(i)	Hand/Machine Tools	1,635	1,404	1,578
Jerrold Finco Plc, 4.9%, 1/15/26	(i)	Diversified Financial Services	£831	931	922
Jerrold Finco Plc, 5.3%, 1/15/27	(i)	Diversified Financial Services	1,890	2,298	2,039
LCPR Senior Secured Financing DAC, 5.1%, 7/15/29	(g)(i)	Media Entertainment	$245	198	210
LCPR Senior Secured Financing DAC, 6.8%, 10/15/27	(g)(i)	Media Entertainment	544	504	517
Lottomatica SpA, 9.8%, 9/30/27	(g)(i)	Entertainment	€465	465	551
Macy’s Retail Holdings LLC, 6.7%, 7/15/34	(g)(i)	Retail	$1,868	1,544	1,530
Neptune Bidco US, Inc., 9.3%, 4/15/29	(g)(i)	Commercial Services	1,187	1,057	1,118
NFP Corp., 4.9%, 8/15/28	(g)(i)	Diversified Financial Services	1,009	894	919
NMG Holding Co., Inc. / Neiman Marcus Group LLC, 7.1%, 4/1/26	(g)(i)	Retail	4,245	4,086	3,949
Par Pharmaceutical, Inc., 7.5%, 4/1/27	(g)(i)(j)	Pharmaceuticals	1,377	1,439	978
Picard Midco, Inc., 6.5%, 3/31/29	(g)(i)	Software	776	693	700
QVC, Inc., 4.4%, 9/1/28	(i)	Retail	808	591	399
QVC, Inc., 5.5%, 8/15/34	(i)	Retail	622	384	268
Shelf Drilling Holdings Ltd., 8.9%, 11/15/24	(g)(i)	Oil & Gas	4,537	4,484	4,542
Shelf Drilling North Sea Holdings Ltd., 10.3%, 10/31/25	(g)(i)	Oil & Gas	2,069	2,058	2,075
SLM Corp., 4.2%, 10/29/25	(i)	Diversified Financial Services	686	626	635
Solocal Group, 10.0%, 3/15/25 (E+7.0%)	(i)(k)	Internet	€115	125	86
Solocal Group, Series 8Y, 10.0%, 3/15/25 (E+7.0%)	(i)(k)	Internet	421	382	320
Talen Energy Supply, LLC, 6.6%, 1/15/28	(g)(i)(j)(l)	Electric	$1,325	1,266	1,373
Talen Energy Supply, LLC, 7.3%, 5/15/27	(g)(i)(j)(l)	Electric	59	60	62
Talen Energy Supply, LLC, 8.6%, 6/1/30	(g)	Electric	2,323	2,323	2,323
Tenet Healthcare Corp., 6.3%, 2/1/27		Healthcare-Services	974	926	970
TransDigm Inc, 6.3%, 3/15/26	(g)(i)(m)	Aerospace/Defense	1,804	1,798	1,815
Valaris, Ltd., PIK, 8.3%, 4/30/28	(g)(i)	Oil & Gas	3	3	3
Valaris, Ltd., Series 1145, PIK, 8.3%, 4/30/28	(i)	Oil & Gas	2,064	2,070	2,147
Viking Cruises Ltd., 13.0%, 5/15/25	(g)	Leisure Time	1,838	1,951	1,937
Vmed O2 UK Financing I Plc, 3.3%, 1/31/31	(i)	Telecommunications	€2,364	2,649	2,099
VOC Escrow Ltd., 5.0%, 2/15/28	(g)	Leisure Time	$2,091	1,782	1,862
WR Grace Holdings LLC, 7.4%, 3/1/31	(g)(i)	Chemicals	559	559	561
Total Senior Secured Bonds				81,525	77,290

Unsecured Bonds—43.7%
Advisor Group Holdings, Inc., 10.8%, 8/1/27	(g)(i)	Diversified Financial Services	891	966	885
AHP Health Partners, Inc., 5.8%, 7/15/29	(g)(i)	Healthcare-Services	3,120	2,855	2,668
Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.5%, 3/15/29	(g)(i)	Food	492	419	436
Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLCAlbertsons Companies, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.9%, 2/15/30	(g)(i)	Food	330	309	308
Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.6%, 1/15/27	(g)(i)	Food	965	912	934
Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.9%, 2/15/28	(g)(i)	Food	596	556	591
Ally Financial, Inc., 8.0%, 11/1/31	(i)	Diversified Financial Services	662	675	699

See notes to unaudited consolidated financial statements.
5

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Alteryx Inc., 8.8%, 3/15/28	(g)(i)(m)	Software	$1,386	$ 1,383	$1,349
Antero Resources Corp., 5.4%, 3/1/30	(g)(i)	Oil & Gas	1,462	1,420	1,371
Antero Resources Corp., 7.6%, 2/1/29	(g)(i)	Oil & Gas	270	283	277
Aretec Escrow Issuer, Inc., 7.5%, 4/1/29	(g)(i)	Diversified Financial Services	1,207	1,202	1,012
Avient Corp., 7.1%, 8/1/30	(g)(i)	Chemicals	913	913	934
Bank of America Corp., Series MTN, 1.8%, 2/4/25 S+0.7%	(k)(m)	Banks	3,600	3,496	3,493
Bank of Ireland Group Plc, 7.5% 5/19/25 (fixed, converts to FRN on 5/19/25)	(i)(k)(n)	Banks	€965	887	1,042
Bath & Body Works, Inc., 6.9%, 11/1/35	(i)	Retail	$4,385	3,803	3,975
BAWAG Group AG, 5.0% 5/14/25 (fixed, converts to FRN on 5/14/25)	(i)(k)(n)	Banks	€1,200	1,035	1,065
BellRing Brands, Inc., 7.0%, 3/15/30	(g)(i)	Pharmaceuticals	$2,998	2,998	3,074
Berkeley Group Plc, 2.5%, 8/11/31	(i)	Home Builders	£821	705	710
Blackstone Property Partners Europe Holdings Sarl, 1.6%, 4/20/30	(i)	Real Estate	€2,369	1,884	1,840
Blackstone Property Partners Europe Holdings Sarl, 3.6%, 10/29/29	(i)	Real Estate	375	325	340
BNP Paribas, 9.3%, 12/31/99		Banks	$1,045	1,062	1,077
Bombardier, Inc., 6.0%, 2/15/28	(g)(i)	Aerospace/Defense	1,105	1,083	1,049
Builders FirstSource, Inc., 6.4%, 6/15/32	(g)(i)	Building Materials	2,470	2,331	2,460
C&W Senior Financing DAC, 6.9%, 9/15/27	(g)(i)	Telecommunications	784	700	687
California Resources Corp., 7.1%, 2/1/26	(g)(i)	Oil & Gas	2,934	2,985	2,967
Carnival Corp., 6.0%, 5/1/29	(g)(i)	Leisure Time	891	707	700
Carnival Holdings Ltd., 10.4%, 5/1/28	(g)(i)	Leisure Time	1,877	1,888	2,020
CCO Holdings LLC / CCO Holdings Capital Corp., 4.3%, 2/1/31	(g)(i)	Media Entertainment	1,142	895	937
CCO Holdings LLC / CCO Holdings Capital Corp., 4.5%, 8/15/30	(g)(i)	Media Entertainment	269	216	226
CCO Holdings LLC / CCO Holdings Capital Corp., 5.4%, 6/1/29	(g)(i)	Media Entertainment	494	507	454
CDI Escrow Issuer, Inc., 5.8%, 4/1/30	(g)(i)	Entertainment	671	660	648
Chemours Co., 5.8%, 11/15/28	(g)(i)	Chemicals	2,387	2,150	2,124
Chesapeake Energy Corp., 5.9%, 2/1/29	(g)	Oil & Gas	2,014	2,080	1,929
Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class B, ABS, 8.1%, 10/15/30	(g)	Asset-Backed - Credit Card	253	253	253
Corporate Office Properties LP, 2.8%, 4/15/31	(i)	Real Estate Investment Trusts	133	103	101
CSC Holdings LLC, 4.5%, 11/15/31	(g)(i)	Media Entertainment	771	546	541
CSC Holdings LLC, 6.5%, 2/1/29	(g)	Media Entertainment	2,622	2,455	2,192
CTP N.V., 1.5%, 9/27/31	(i)	Real Estate	€1,452	969	1,051
DaVita, Inc., 4.6%, 6/1/30	(g)	Healthcare-Services	$2,651	2,156	2,312
DT Midstream, Inc., 4.1%, 6/15/29	(g)(i)	Pipelines	625	585	555
DT Midstream, Inc., 4.4%, 6/15/31	(g)(i)	Pipelines	963	976	839
Dufry One B.V., 2.0%, 2/15/27	(i)	Retail	€185	213	178
Dufry One B.V., 3.4%, 4/15/28	(i)	Retail	2,036	1,985	1,993
Earthstone Energy Holdings LLC, 8.0%, 4/15/27	(g)(i)	Oil & Gas	$4,526	4,486	4,422
Elastic NV, 4.1%, 7/15/29	(g)(i)	Software	1,032	862	894
Endurance International Group Holdings, Inc., 6.0%, 2/15/29	(g)(i)	Internet	1,702	1,466	1,171

See notes to unaudited consolidated financial statements.
6

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Energy Transfer LP, Series G, 7.1% 5/15/30 (fixed, converts to FRN on 5/15/30)	(k)(m)(n)	Pipelines	$2,437	$2,059	$2,059
EnLink Midstream Partners LP, 5.1%, 4/1/45	(i)	Pipelines	1,642	1,198	1,305
EnLink Midstream Partners LP, 5.5%, 6/1/47	(i)	Pipelines	691	532	578
EnLink Midstream Partners LP, 5.6%, 4/1/44	(i)	Pipelines	286	218	238
EPR Properties, 3.6%, 11/15/31	(i)	Real Estate Investment Trusts	3,780	2,811	2,944
EPR Properties, 4.5%, 6/1/27	(i)	Real Estate Investment Trusts	1,992	1,759	1,776
Erste Group Bank AG, Series PERP, 4.3% 10/15/27 (fixed, converts to FRN on 10/15/27)	(i)(k)(n)	Banks	€1,000	802	827
FMG Resources August 2006 Pty Ltd., 4.4%, 4/1/31	(g)(i)	Mining	$1,004	888	873
FMG Resources August 2006 Pty Ltd., 5.9%, 4/15/30	(g)(i)	Mining	342	321	332
FMG Resources August 2006 Pty Ltd., 6.1%, 4/15/32	(g)(i)	Mining	64	62	62
Ford Motor Credit Co. LLC, 6.1%, 8/19/32	(i)	Auto Manufacturers	951	880	908
Ford Motor Credit Co. LLC, 3.3%, 2/12/32		Auto Manufacturers	2,276	1,741	1,767
Ford Motor Credit Co. LLC, 3.6%, 6/17/31	(i)	Auto Manufacturers	803	649	663
Ford Motor Credit Co. LLC, 4.0%, 11/13/30	(i)	Auto Manufacturers	558	445	479
Ford Motor Credit Co. LLC, 4.3%, 1/9/27	(i)	Auto Manufacturers	222	231	206
Ford Motor Credit Co. LLC, 4.8%, 1/15/43	(i)	Auto Manufacturers	500	393	376
Ford Motor Credit Co. LLC, 5.1%, 5/3/29	(i)	Auto Manufacturers	2,107	2,063	1,967
Ford Motor Credit Co. LLC, 7.4%, 11/4/27	(i)	Auto Manufacturers	975	975	1,005
Ford Motor Credit Co. LLC, 7.4%, 3/6/30	(i)	Auto Manufacturers	3,234	3,290	3,325
Frontier Florida LLC, Series E, 6.9%, 2/1/28	(i)	Telecommunications	1,477	1,407	1,338
Frontier North, Inc., Series G, 6.7%, 2/15/28	(i)	Telecommunications	5,029	4,844	4,498
Gates Global LLC / Gates Corp., 6.3%, 1/15/26	(g)(i)(m)	Miscellaneous Manufacturing	869	860	861
Grifols Escrow Issuer SA, 3.9%, 10/15/28	(i)	Biotechnology	€3,264	2,942	2,796
HCA, Inc., 5.4%, 2/1/25	(i)	Healthcare-Services	$971	963	972
Hess Midstream Operations LP, 4.3%, 2/15/30	(g)(i)	Pipelines	1,416	1,299	1,261
Hess Midstream Operations LP, 5.1%, 6/15/28	(g)(i)	Pipelines	575	548	547
Hilton Domestic Operating Co., Inc., 4.0%, 5/1/31	(g)(i)	Lodging	1,248	1,074	1,105
Hilton Grand Vacations Borrower Escrow LLC, 5.0%, 6/1/29	(g)(i)	Lodging	1,062	895	962
Intesa Sanpaolo SpA, 4.2%, 6/1/32 (fixed, converts to FRN on 6/1/31)	(g)(i)(k)	Banks	813	645	617
LBM Acquisition LLC, 6.3%, 1/15/29	(g)(i)	Retail	134	101	107
Life Time, Inc., 8.0%, 4/15/26	(g)(m)	Leisure Time	125	123	124
Lithia Motors, Inc., 3.9%, 6/1/29	(g)(i)	Retail	756	652	655
Lloyds Banking Group Plc, 3.4%, 12/14/46 (fixed, converts to FRN on 12/14/46)	(i)(k)	Banks	704	458	471
Lloyds Banking Group Plc, 6.8% 6/27/26 (fixed, converts to FRN on 6/27/26)	(i)(k)(n)	Banks	225	200	207
Lloyds Banking Group Plc, 7.5% 6/27/24 (fixed, converts to FRN on 6/27/24)	(i)(k)(n)	Banks	656	594	632
Lloyds Banking Group Plc, 7.5% 9/27/25 (fixed, converts to FRN on 9/27/25)	(i)(k)(n)	Banks	3,285	2,993	3,123
Lloyds Banking Group Plc, 8.5% 9/27/27 (fixed, converts to FRN on 9/27/27)	(i)(k)(n)	Banks	£2,464	2,723	2,965
Lloyds Banking Group Plc, 8.5% 3/27/28 (fixed, converts to FRN on 3/27/28)	(i)(k)(n)	Banks	403	452	480
Macy’s Retail Holdings LLC, 4.5%, 12/15/34	(i)	Retail	$1,831	1,218	1,315

See notes to unaudited consolidated financial statements.
7

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Macy’s Retail Holdings LLC, 6.1%, 3/15/32	(g)(i)	Retail	$180	$154	$158
Macy’s Retail Holdings, Inc., 4.3%, 2/15/43	(i)	Retail	264	225	161
Macy’s Retail Holdings, Inc., 5.1%, 1/15/42	(i)	Retail	295	279	195
Marriott Ownership Resorts, Inc., 4.8%, 1/15/28	(i)	Lodging	880	882	787
Matador resouces Co., 6.9%, 4/15/28	(g)	Oil & Gas	835	826	841
Methanex Corp., 5.3%, 12/15/29	(i)	Chemicals	1,128	1,074	1,060
Methanex Corp., 5.7%, 12/1/44	(i)	Chemicals	1,429	1,037	1,194
MGM Resorts International, 4.8%, 10/15/28	(i)	Lodging	1,440	1,346	1,348
Mineral Resources Ltd., 8.0%, 11/1/27	(g)(i)	Iron/Steel	957	956	976
Mineral Resources Ltd., 8.5%, 5/1/30	(g)(i)	Iron/Steel	1,499	1,499	1,527
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/26	(g)(i)	Oil & Gas	1,006	943	942
Moss Creek Resources Holdings, Inc., 10.5%, 5/15/27	(g)(i)	Oil & Gas	848	832	820
MPT Operating Partnership LP / MPT Finance Corp., 3.5%, 3/15/31	(i)(m)	Real Estate Investment Trusts	3,128	2,126	2,142
MPT Operating Partnership LP / MPT Finance Corp., 3.7%, 6/5/28	(i)	Real Estate Investment Trusts	£293	241	255
MPT Operating Partnership LP / MPT Finance Corp., 4.6%, 8/1/29	(i)	Real Estate Investment Trusts	$3,036	2,284	2,303
Mylan, Inc., 5.2%, 4/15/48	(i)	Pharmaceuticals	531	363	409
Nationstar Mortgage Holdings, Inc., 5.5%, 8/15/28	(g)(i)	Diversified Financial Services	1,050	924	938
NatWest Group Plc, 5.1% 5/12/27 (fixed, converts to FRN on 5/12/27)	(i)(k)(n)	Banks	£1,750	1,666	1,848
NatWest Group Plc, 8.0% 8/10/25 (fixed, converts to FRN on 8/10/25)	(i)(k)(n)	Banks	$1,945	1,859	1,928
Nokia Oyj, 6.6%, 5/15/39	(i)	Telecommunications	847	857	836
NOVA Chemicals Corp., 4.3%, 5/15/29	(g)(i)	Chemicals	2,437	2,049	1,973
NOVA Chemicals Corp., 5.3%, 6/1/27	(g)(i)	Chemicals	776	782	703
Novelis Sheet Ingot GmbH, 3.4%, 4/15/29	(i)	Mining	€988	875	942
NRG Energy Inc, 3.6%, 2/15/31	(g)(i)	Electric	$542	421	440
NRG Energy Inc, 3.9%, 2/15/32	(g)(i)	Electric	1,003	799	811
NRG Energy Inc, 5.3%, 6/15/29	(g)(i)	Electric	1,183	1,053	1,093
NRG Energy Inc, 10.3% 3/15/28 (fixed, converts to FRN on 3/15/28)	(g)(i)(k)(n)	Electric	5,317	5,147	5,222
Occidental Petroleum Corp., 6.2%, 3/15/40	(i)	Oil & Gas	935	949	961
Occidental Petroleum Corp., 6.5%, 9/15/36	(i)	Oil & Gas	144	160	153
Occidental Petroleum Corp., 6.6%, 3/15/46	(i)	Oil & Gas	2,118	2,217	2,263
Occidental Petroleum Corp., 7.9%, 9/15/31	(i)	Oil & Gas	185	238	210
Occidental Petroleum Corp., 8.0%, 6/15/39	(i)	Oil & Gas	811	972	931
Occidental Petroleum Corp., 8.9%, 7/15/30	(i)	Oil & Gas	152	200	179
Olin Corp., 5.0%, 2/1/30	(i)	Chemicals	956	872	894
OneMain Finance Corp., 4.0%, 9/15/30	(i)	Diversified Financial Services	99	99	75
OneMain Finance Corp., 5.4%, 11/15/29	(i)	Diversified Financial Services	745	616	628
OneMain Finance Corp., 6.6%, 1/15/28	(i)	Diversified Financial Services	667	638	619
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.3%, 1/15/29	(g)(i)	Advertising	255	256	219
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.0%, 8/15/27	(g)(i)	Advertising	726	717	671
Petroleos Mexicanos, 6.6%, 6/15/35	(i)	Oil & Gas	1,007	708	701

See notes to unaudited consolidated financial statements.
8

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
PetSmart, Inc. / PetSmart Finance Corp., 7.8%, 2/15/29	(g)(i)(m)	Retail	$3,195	$3,194	$3,154
Playtika Holding Corp., 4.3%, 3/15/29	(g)(i)	Software	1,944	1,910	1,654
Post Holdings, Inc., 5.5%, 12/15/29	(g)(i)	Food	1,399	1,384	1,332
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.6%, 9/1/29	(g)(m)	Entertainment	302	220	219
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.9%, 9/1/31	(g)(i)(m)	Entertainment	1,027	732	728
Prosus N.V., 2.8%, 1/19/34	(i)	Internet	€425	353	347
Range Resources Corp., 4.8%, 2/15/30	(g)(i)	Oil & Gas	$1,149	1,155	1,058
RingCentral, Inc., 0.0%, 3/1/25	(i)(o)	Software	941	832	842
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 3.9%, 3/1/31	(g)(i)	Diversified Financial Services	1,103	869	892
Royal Caribbean Cruises Ltd., 9.3%, 1/15/29	(g)	Leisure Time	1,885	1,911	2,013
Samsonite Finco Sarl, 3.5%, 5/15/26	(i)	Apparel	€1,408	1,278	1,450
Scientific Games International, Inc., 7.0%, 5/15/28	(g)(i)	Entertainment	$589	577	588
Scientific Games International, Inc., 7.3%, 11/15/29	(g)(i)	Entertainment	611	611	612
Seagate HDD Cayman Co., 9.6%, 12/1/32	(g)(i)	Computers	781	878	857
SeaWorld Parks & Entertainment, Inc., 5.3%, 8/15/29	(g)(i)	Entertainment	1,675	1,431	1,509
Sensata Technologies B.V., 5.9%, 9/1/30	(g)(i)	Electronics	620	620	609
Service Properties Trust, 5.5%, 12/15/27	(i)	Real Estate Investment Trusts	1,461	1,307	1,279
Signal Parent, Inc., 6.1%, 4/1/29	(g)(i)	Commercial Services	1,136	1,126	475
Sirius XM Radio Inc, 3.9%, 9/1/31	(g)(i)	Media Entertainment	539	409	408
Sirius XM Radio, Inc., 5.5%, 7/1/29	(g)(i)	Media Entertainment	1,068	1,110	953
SLM Corp, 3.1%, 11/2/26	(i)	Diversified Financial Services	62	53	54
Spectrum Brands Inc, 5.0%, 10/1/29	(g)(i)	Household Products/Wares	281	256	255
Spectrum Brands, Inc., 5.5%, 7/15/30	(g)(i)	Household Products/Wares	1,446	1,473	1,334
Sprint LLC, 4.6%, 3/15/28		Media Entertainment	373	327	333
Sprint LLC, 7.1%, 6/15/24	(m)	Telecommunications	629	640	640
Sprint LLC, 7.9%, 9/15/23	(i)(m)	Telecommunications	1,017	1,026	1,026
Standard Industries, Inc., 2.3%, 11/21/26	(i)	Building Materials	€535	570	519
Standard Industries, Inc., 4.4%, 7/15/30	(g)(i)	Building Materials	$669	681	578
Standard Industries, Inc., 4.8%, 1/15/28	(g)(i)	Building Materials	1,323	1,312	1,239
Station Casinos LLC, 4.6%, 12/1/31	(g)	Lodging	1,930	1,564	1,654
Sterling Entertainment Enterprises, LLC, 10.3%, 1/15/25	(e)	Media Entertainment	813	801	812
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.9%, 2/1/31	(i)	Pipelines	1,210	1,076	1,141
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.5%, 3/1/30	(i)	Pipelines	1,100	1,018	1,073
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.9%, 1/15/29	(i)	Pipelines	192	191	196
TEGNA, Inc., 5.0%, 9/15/29		Media Entertainment	623	549	546
Tenet Healthcare Corp., 6.1%, 6/15/30	(g)(i)	Healthcare-Services	923	923	914
Terex Corp., 5.0%, 5/15/29	(g)(i)	Machinery-Construction & Mining	861	791	802
Teva Pharmaceutical Finance Netherlands II B.V., 4.4%, 5/9/30	(i)	Pharmaceuticals	€5,455	4,674	5,077

See notes to unaudited consolidated financial statements.
9

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Teva Pharmaceutical Finance Netherlands II BV, 7.9%, 9/15/31	(i)	Pharmaceuticals	$7,444	$8,222	$8,455
Thor Industries, Inc., 4.0%, 10/15/29	(g)(i)(m)	Home Builders	1,568	1,289	1,288
TI Automotive Finance Plc, 3.8%, 4/15/29	(i)	Auto Parts & Equipment	€1,355	1,058	1,136
TransDigm, Inc., 5.5%, 11/15/27	(i)	Aerospace/Defense	$946	909	909
TUI Cruises GmbH, 6.5%, 5/15/26	(i)	Leisure Time	€2,497	2,757	2,465
Twilio, Inc., 3.6%, 3/15/29	(i)	Software	$1,101	935	941
Twilio, Inc., 3.9%, 3/15/31	(i)	Software	207	160	173
UniCredit SpA, 8.0% 6/3/24 (fixed, converts to FRN on 6/03/24)	(k)(m)(n)	Banks	943	919	916
Valvoline, Inc., 3.6%, 6/15/31	(g)(i)	Chemicals	1,985	1,643	1,652
Viatris, Inc., 4.0%, 6/22/50	(i)	Pharmaceuticals	2,888	1,757	1,876
Vibrantz Technologies, Inc., 9.0%, 2/15/30	(g)(i)	Chemicals	1,982	1,953	1,517
Victoria’s Secret & Co., 4.6%, 7/15/29	(g)	Retail	5,175	4,319	4,191
Viking Cruises Ltd., 5.9%, 9/15/27	(g)(i)	Leisure Time	3,780	3,219	3,247
Viking Cruises Ltd., 7.0%, 2/15/29	(g)(i)	Leisure Time	1,580	1,353	1,337
Vistra Corp., 7.0% 12/15/26 (fixed, converts to FRN on 12/15/26)	(g)(i)(k)(n)	Electric	1,812	1,650	1,627
Vistra Corp., 8.0% 10/15/26 (fixed, converts to FRN on 10/15/26)	(g)(i)(k)(n)	Electric	4,091	4,067	3,862
Wells Fargo & Co., Series BB, 3.9% 3/15/26 (fixed, converts to FRN on 3/15/26)	(i)(k)(n)	Banks	1,527	1,330	1,330
Western Midstream Operating LP, 4.3%, 2/1/30	(i)	Pipelines	670	663	612
Western Midstream Operating LP, 5.5%, 4/1/44		Pipelines	392	334	341
Western Midstream Operating LP, 5.5%, 8/15/48	(i)	Pipelines	315	274	270
Western Midstream Operating LP, 5.5%, 2/1/50	(i)	Pipelines	123	106	104
WR Grace Holdings LLC, 5.6%, 8/15/29	(g)(i)	Chemicals	1,573	1,307	1,358
ZF Europe Finance B.V., 3.0%, 10/23/29	(i)	Auto Parts & Equipment	€1,000	1,016	926
ZF Finance GmbH, 3.8%, 9/21/28	(i)	Auto Parts & Equipment	600	553	592
ZoomInfo Technologies LLC / ZoomInfo Finance Corp., 3.9%, 2/1/29	(g)(i)(m)	Software	$2,603	2,154	2,247
Total Unsecured Bonds				231,573	230,409

Collateralized Loan Obligation (CLO) / Structured Credit—26.6%
37 Capital CLO I, Series 2021-1A, Class D, ABS, S+3.5%, 8.8%, 10/15/34	(g)(k)	USD CLO	655	618	589
610 Funding CLO 1 Ltd., Series 2015-1A, Class CR, ABS, L+3.9%, 8.9%, 9/21/29	(g)(k)	USD CLO	425	422	417
Accunia European CLO II DAC, Series 2X, Class D, ABS, L+3.0%, 6.2%, 10/15/30	(k)	EUR CLO	€670	659	679
Accunia European CLO III DAC, Series 3X, Class D, ABS, E+3.1%, 6.3%, 1/20/31	(k)	EUR CLO	240	274	246
AIG CLO 2021-2 LLC, Series 2021-2A, Class C, ABS, L+2.0%, 7.3%, 7/20/34	(g)(k)	USD CLO	$625	610	591
Alba 2007-1 PLC, Series 2007-1, Class C, CMO, S+0.4%, 4.6%, 3/17/39	(k)	GBP CLO	£552	598	634
Allegro CLO V Ltd., Series 2017-1A, Class BR, ABS, L+1.5%, 6.7%, 10/16/30	(g)(k)	USD CLO	$250	242	241
Alme Loan Funding B.V., Series 5X, Class ER, ABS, E+5.4%, 8.6%, 7/15/31	(k)	EUR CLO	€220	214	220

See notes to unaudited consolidated financial statements.
10

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Alme Loan Funding III Designated Activity Co., Series 3X, Class DRRE, ABS, L+2.8%, 5.9%, 4/15/32	(k)	EUR CLO	€450	$439	$454
Alme Loan Funding V DAC, Series 5A, Class DR, ABS, L+3.1%, 6.2%, 7/15/31	(g)(k)	EUR CLO	256	255	263
Ammc CLO 20 Ltd., Series 2017-20A, Class E, ABS, L+5.8%, 11.1%, 4/17/29	(g)(k)	USD CLO	$250	248	243
Ammc CLO XIII Ltd., Series 2013-13A, Class B1LR, ABS, L+3.6%, 8.9%, 7/24/29	(g)(k)	USD CLO	540	513	511
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class C, ABS, L+1.9%, 7.1%, 1/28/31	(g)(k)	USD CLO	855	818	814
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, ABS, L+2.6%, 7.9%, 1/28/31	(g)(i)(k)	USD CLO	250	241	221
Anchorage Capital CLO 5-R Ltd., Series 2014-5RA, Class E, ABS, L+5.4%, 10.7%, 1/15/30	(g)(k)	USD CLO	255	250	233
Anchorage Capital CLO Ltd, Series 2016-8A, Class DR2, L+3.6%, 8.9%, 10/27/34	(g)	USD CLO	250	228	227
Anchorage Capital CLO Ltd, Series 2021-20A, Class D, L+3.6%, 8.9%, 1/20/35	(g)	USD CLO	455	422	423
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class D, ABS, 5.6%, 4/15/34	(k)	EUR CLO	€410	374	431
Anchorage Capital Europe CLO 3 DAC, Series 3X, Class D, ABS, E+3.8%, 7.0%, 7/15/32	(k)	EUR CLO	745	793	763
Anchorage Credit Funding 10 Ltd., Series 2020-10A, Class EV, ABS, 7.1%, 4/25/38	(g)	USD CLO	$250	235	208
Anchorage Credit Funding 12 Ltd., Series 2020-12A, Class D, ABS, 5.9%, 10/25/38	(g)	USD CLO	295	295	260
Anchorage Credit Funding 2 Ltd., Series 2015-2A, Class ERV, ABS, 7.0%, 4/25/38	(g)	USD CLO	250	232	203
Anchorage Credit Funding 3 Ltd., Series 2016-3A, Class DR, ABS, 5.8%, 1/28/39	(g)	USD CLO	250	250	220
Anchorage Credit Funding 3 Ltd., Series 2016-3A, Class ER, ABS, 7.2%, 1/28/39	(g)	USD CLO	410	387	335
Anchorage Credit Funding 6 Ltd., Series 2018-6A, Class E, ABS, 6.9%, 7/25/36	(g)	USD CLO	570	547	472
Apex Credit CLO 2015-II Ltd., Series 2015-2A, Class ER, ABS, L+6.1%, 11.4%, 10/17/26	(g)(k)	USD CLO	330	329	326
Apidos CLO XII, Series 2013-12A, Class BR, ABS, L+1.4%, 6.7%, 4/15/31	(g)(k)	USD CLO	500	484	487
Aqueduct European CLO 4-2019 DAC, Series 2019-4X, Class CR, ABS, L+2.0%, 5.2%, 7/15/32	(k)	EUR CLO	€525	524	540
Arbour CLO VII DAC, Series 7A, Class B2E, ABS, E+1.8%, 4.8%, 3/15/33	(g)(k)	EUR CLO	250	238	266
Ares European CLO IX B.V., Series 9X, Class D, ABS, E+2.4%, 5.5%, 10/14/30	(k)	EUR CLO	520	553	523
Ares European CLO IX DAC, Series 9X, Class E, ABS, E+4.4%, 7.5%, 10/14/30	(k)	EUR CLO	290	321	277
Ares European CLO VI B.V., Series 2013-6X, Class ER, ABS, E+5.3%, 8.5%, 4/15/30	(k)	EUR CLO	340	384	332
Ares XL CLO Ltd., Series 2016-40A, Class BRR, ABS, L+1.8%, 7.1%, 1/15/29	(g)(k)	USD CLO	$350	334	338

See notes to unaudited consolidated financial statements.
11

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Ares XLIX CLO Ltd., Series 2018-49A, Class D, ABS, L+3.0%, 8.3%, 7/22/30	(g)(i)(k)	USD CLO	$250	$245	$228
Ares XXXVII CLO Ltd., Series 2015-4A, Class CR, ABS, L+2.7%, 7.9%, 10/15/30	(g)(k)	USD CLO	250	247	227
Ares XXXVII CLO Ltd., Series 2015-4A, Class BR, ABS, L+1.8%, 7.1%, 10/15/30	(g)(k)	USD CLO	250	246	239
Ares XXXVR CLO Ltd., Series 2015-35RA, Class D, ABS, L+3.0%, 8.3%, 7/15/30	(g)(k)	USD CLO	250	250	232
Armada Euro CLO III DAC, Series 3A, Class DR, ABS, E+3.3%, 6.5%, 7/15/31	(g)(k)	EUR CLO	€300	263	311
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class DR, ABS, L+2.6%, 7.5%, 11/17/27	(g)(i)(k)	USD CLO	$500	484	480
Atlas Senior Loan Fund IX Ltd., Series 2018-9A, Class D, ABS, L+2.6%, 7.8%, 4/20/28	(g)(i)(k)	USD CLO	250	238	239
Atrium IX, Series 9A, Class CR2, ABS, L+2.0%, 7.0%, 5/28/30	(g)(k)	USD CLO	1,560	1,462	1,498
Atrium XIII, Series 13A, Class C, ABS, L+1.8%, 7.1%, 11/21/30	(g)(k)	USD CLO	430	416	408
Atrium XIV LLC, Series 14A, Class D, ABS, L+3.0%, 8.2%, 8/23/30	(g)(i)(k)	USD CLO	250	238	237
Aurium CLO IV DAC, Series 4X, Class D, ABS, E+2.3%, 5.5%, 1/16/31	(k)	EUR CLO	€305	304	296
Avoca CLO, Series 11X, Class DR, E+3.0%, 6.2%, 7/15/30		EUR CLO	490	496	508
Avoca CLO XI Ltd., Series 11X, Class ER, ABS, E+5.0%, 8.2%, 7/15/30	(k)	EUR CLO	210	226	205
Avoca CLO XIII DAC, Series 13X, Class ERR, ABS, E+6.2%, 9.4%, 4/15/34	(k)	EUR CLO	240	230	241
Avoca CLO XV DAC, Series 15X, Class ER, ABS, E+4.1%, 7.3%, 4/15/31	(k)	EUR CLO	360	388	339
Avoca CLO XVIII DAC, Series 18X, Class E, ABS, E+4.6%, 7.8%, 4/15/31	(k)	EUR CLO	195	216	189
Avoca CLO XXII DAC, Series 22A, Class D, ABS, E+2.9%, 6.1%, 4/15/35	(g)(k)	EUR CLO	360	319	360
Avoca CLO XXIII DAC, Series 23X, Class B1, ABS, E+1.5%, 4.7%, 4/15/34	(k)	EUR CLO	455	437	477
Bain Capital Credit CLO 2021-1 Ltd., Series 2021-1A, Class B, ABS, L+1.4%, 6.7%, 4/18/34	(g)(i)(k)	USD CLO	$220	209	210
Bain Capital Euro CLO 2021-2 DAC, Series 2021-2X, Class D, ABS, E+3.4%, 6.6%, 7/17/34	(k)	EUR CLO	€355	373	350
Barings Euro CLO 2018-1 DAC, Series 2018-1X, Class D, ABS, E+2.3%, 5.5%, 4/15/31	(k)	EUR CLO	190	196	187
Barings Euro CLO 2018-2 BV, E+3.2%, 6.4%, 10/15/31		EUR CLO	920	1,080	918
Barings Euro CLO 2018-3 DAC, Series 2018-3A, Class DE, ABS, E+3.7%, 7.0%, 7/27/31	(g)(k)	EUR CLO	480	525	480
Barings Euro CLO 2019-1 DAC, Series 2019-1X, Class CR, ABS, E+3.0%, 6.1%, 10/15/34	(k)	EUR CLO	245	250	254
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, ABS, L+3.7%, 9.0%, 7/15/29	(g)(i)(k)	USD CLO	$250	244	243
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class B, ABS, L+2.0%, 7.3%, 10/15/30	(g)(k)	USD CLO	400	385	381

See notes to unaudited consolidated financial statements.
12

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Betony CLO 2 Ltd., Series 2018-1A, Class C, ABS, L+2.9%, 8.2%, 4/30/31	(g)(k)	USD CLO	$250	$233	$232
Bilbao CLO, Series 1X, Class B, ABS, E+1.7%, 4.9%, 7/20/31	(k)	EUR CLO	€515	525	535
Bilbao CLO DAC, 4.3%, 8/20/35	(k)	EUR CLO	465	421	489
Birch Grove CLO 2 Ltd., Series 2021-2A, Class D2, ABS, L+5.0%, 10.2%, 10/19/34	(g)(k)	USD CLO	$605	599	542
Birch Grove CLO 3 Ltd., Series 2021-3A, Class D2, ABS, L+5.1%, 10.4%, 1/19/35	(g)(k)	USD CLO	885	876	813
Black Diamond CLO 2017-1 Ltd., Series 2017-1A, Class C, ABS, L+4.0%, 9.2%, 4/24/29	(g)(k)	USD CLO	590	581	543
Black Diamond CLO 2017-2 DAC, Series 2017-2X, Class CNE, ABS, E+2.0%, 5.2%, 1/20/32	(k)	EUR CLO	€590	608	614
BlackRock European CLO X DAC, Series 10X, Class B1R, ABS, E+1.8%, 5.0%, 10/15/34	(k)	EUR CLO	260	266	270
BlueMountain Fuji EUR CLO, Series 5X,Class D, E+3.8%, 7.0%, 1/15/33	(m)	EUR CLO	160	163	163
BlueMountain Fuji EUR CLO, Series 5X, Class C, ABS, E+2.5%, 5.6%, 1/15/33	(k)	EUR CLO	485	478	511
BlueMountain Fuji US CLO III Ltd., Series 2017-3A, Class D, ABS, L+2.4%, 7.7%, 1/15/30	(g)(i)(k)	USD CLO	$250	239	227
BNPP IP CLO 2014-II Ltd., Series 2014-2A, Class DR, ABS, L+3.5%, 8.8%, 10/30/25	(g)(k)	USD CLO	204	203	204
Bosphorus CLO V DAC, Series 5A, Class DE, ABS, E+4.8%, 7.7%, 12/12/32	(g)(k)	EUR CLO	€320	354	336
Bridgepoint CLO, Series 2X, Class C, ABS, E+2.0%, 5.2%, 4/15/35	(k)	EUR CLO	300	293	308
Bridgepoint CLO, Series 2X, Class D, E+3.0%, 6.2%, 4/15/35		EUR CLO	310	308	311
Bridgepoint CLO, Series 3X, Class D, E+3.4%, 6.6%, 1/15/36		EUR CLO	290	292	291
Buttermilk Park CLO Ltd., Series 2018-1A, Class C, ABS, L+2.1%, 7.4%, 10/15/31	(g)(k)	USD CLO	$250	240	240
BX TRUST, Series 2018-BILT, Class E, L+2.4%, 7.4%, 5/15/30	(g)	Commercial MBS	175	169	170
BX Trust 2019-OC11, Series 2019-OC11, Class E, 4.1%, 12/9/41	(g)(k)(m)	Commercial MBS	375	309	310
BX Trust 2021-ARIA, Series 2021-ARIA, Class E, L+2.2%, 7.2%, 10/15/36	(g)(k)	Commercial MBS	345	322	320
BX Trust 2021-ARIA, Series 2021-ARIA, Class F, L+2.6%, 7.5%, 10/15/36	(g)(k)	Commercial MBS	630	581	583
Cairn CLO IX DAC, Series 2018-9X, Class C, ABS, E+1.5%, 4.8%, 4/25/32	(k)	EUR CLO	€415	395	434
Cairn CLO VI B.V., Series 2016-6X, Class FR, ABS, E+8.3%, 11.5%, 7/25/29	(k)	EUR CLO	190	227	201
Cairn CLO VII DAC, Series 2016-7X, Class E, ABS, E+6.4%, 9.6%, 1/31/30	(k)	EUR CLO	440	486	446
Cairn CLO XI DAC, Series 2019-11X, Class D, ABS, E+4.2%, 7.3%, 7/15/32	(k)	EUR CLO	625	682	639
Cairn CLO XIV DAC, Series 2021-14A, Class B1, ABS, E+1.7%, 4.9%, 10/29/34	(g)(k)	EUR CLO	250	241	264

See notes to unaudited consolidated financial statements.
13

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Cairn CLO XV B.V., 4.9%, 4/15/36	(k)	EUR CLO	€410	$359	$426
Canyon Capital CLO 2016-2 Ltd., Series 2016-2A, Class CR, ABS, L+2.2%, 7.5%, 10/15/31	(g)(k)	USD CLO	$285	281	274
Canyon Capital CLO Ltd., Series 2014-1A, Class BR, ABS, L+1.8%, 7.1%, 1/30/31	(g)(k)	USD CLO	665	632	627
Capital Four CLO, 5.9%, 1/15/34	(k)	EUR CLO	€290	264	307
Capital Four CLO III DAC, Series 3X, Class B1, ABS, E+1.8%, 4.9%, 10/15/34	(k)	EUR CLO	545	491	571
Carbone CLO Ltd., Series 2017-1A, Class B, ABS, L+1.8%, 7.1%, 1/20/31	(g)(k)	USD CLO	$545	512	520
Carlyle Euro CLO 2017-3 DAC, Series 2017-3X, Class C, ABS, E+2.5%, 5.7%, 1/15/31	(k)	EUR CLO	€160	158	155
Carlyle Global Market Strategies CLO 2013-1 Ltd., Series 2013-1A, Class CR, ABS, L+3.4%, 8.2%, 8/14/30	(g)(k)	USD CLO	$435	418	408
Carlyle Global Market Strategies Euro CLO 2015-3 DAC, Series 2015-3X, Class C1RE, ABS, E+2.6%, 5.7%, 7/15/30	(k)	EUR CLO	€275	323	274
Carlyle Global Market Strategies Euro CLO 2016-2 DAC, Series 2016-2X, Class BRR, ABS, E+2.4%, 5.6%, 4/15/34	(k)	EUR CLO	525	565	541
Carlyle Global Market Strategies Euro CLO 2020-1 DAC, Series 2020-1X, Class D, ABS, E+5.4%, 8.6%, 4/15/33	(k)	EUR CLO	250	291	227
Carlyle US CLO 2017-5 Ltd., Series 2017-5A, Class B, ABS, L+1.8%, 7.1%, 1/20/30	(g)(k)	USD CLO	$440	409	414
Carmax Auto Owner Trust, ABS, 8.1%, 4/16/29		Other ABS	660	656	689
Carval CLO Ltd., Series 2021-2A, Class C, ABS, L+2.2%, 7.5%, 10/15/34	(g)(k)	USD CLO	355	333	336
Catalyst Healthcare Manchester Financing Plc, Series AMBC, 2.4%, 9/30/40	(i)	Healthcare-Services	£237	616	580
Catamaran CLO 2014-1 Ltd., Series 2014-1A, Class CR, ABS, L+3.4%, 8.7%, 4/22/30	(g)(k)	USD CLO	$250	244	228
CBAM 2017-1 Ltd., Series 2017-1A, Class C, ABS, L+2.4%, 7.7%, 7/20/30	(g)(k)	USD CLO	535	522	513
Cedar Funding VII CLO Ltd., Series 2018-7A, Class C, ABS, L+1.8%, 7.0%, 1/20/31	(g)(i)(k)	USD CLO	395	387	374
Cedar Funding VII CLO Ltd., Series 2018-7A, Class D, ABS, L+.2.6%, 7.8%, 1/20/31	(g)(k)	USD CLO	250	236	231
CIFC CLO, Series 3X,Class D, L+3.6%, 6.8%, 1/15/34		EUR CLO	€355	354	367
CIFC European Funding CLO IV DAC, Series 4X, Class D, ABS, E+3.1%, 6.3%, 8/18/35	(k)	EUR CLO	280	246	280
CIFC European Funding CLO V DAC, Series 5X, Class D, ABS, E+3.2%, 6.3%, 11/23/34	(k)	EUR CLO	400	354	395
CIFC Funding 2013-IV Ltd., Series 2013-4A, Class DRR, ABS, L+2.8%, 8.1%, 4/27/31	(g)(k)(m)	USD CLO	$605	567	547
CIFC Funding 2015-IV Ltd., Series 2015-4A, Class BR2, ABS, L+1.9%, 7.2%, 4/20/34	(g)(i)(k)	USD CLO	270	263	255
CIFC Funding Ltd., 7.1%, 4/20/30		USD CLO	250	231	239
Connecticut Avenue Securities Trust 2019-R06, Series 2019-R06, Class 2B1, CMO, L+3.8%, 8.8%, 9/25/39	(g)(k)(m)	USD CLO	380	380	381

See notes to unaudited consolidated financial statements.
14

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Connecticut Avenue Securities Trust 2021-R03, Series 2021-R03, Class 1M2, CMO, S+1.7%, 6.5%, 12/25/41	(g)(k)	USD CLO	$184	$167	$178
Connecticut Avenue Securities Trust 2022-R02, Series 2022-R02, Class 2M2, CMO, S+3.0%, 7.8%, 1/25/42	(g)(k)	USD CLO	1,460	1,419	1,433
Connecticut Avenue Securities Trust 2022-R04, Series 2022-R04, Class 1M2, CMO, S+3.1%, 7.9%, 3/25/42	(g)(k)	USD CLO	435	420	440
Cordatus CLO, Series 16X, Class D, L+4.2%, 7.0%, 6/17/32		EUR CLO	€165	166	170
Covenant Credit Partners CLO III Ltd., Series 2017-1A, Class D, ABS, L+3.8%, 9.0%, 10/15/29	(g)(k)	USD CLO	$1,710	1,691	1,582
CVC Cordatus Loan Fund VII DAC, Series 7X, Class DRR, ABS, E+2.9%, 5.9%, 9/15/31	(k)	EUR CLO	€285	260	287
CVC Cordatus Loan Fund X DAC, Series 10X, Class C, ABS, E+1.6%, 4.9%, 1/27/31	(k)	EUR CLO	200	205	206
CVC Cordatus Loan Fund X DAC, Series 10X, Class D, ABS, E+2.5%, 5.8%, 1/27/31	(k)	EUR CLO	190	207	190
CVC FUND, Series 18X,Class CR, L+2.1%, 5.4%, 7/29/34	(m)	EUR CLO	310	317	316
Dartry Park CLO DAC, Series 1X, Class BRR, ABS, E+2.3%, 5.5%, 1/28/34	(k)	EUR CLO	355	337	372
Diamond CLO 2019-1 Ltd., Series 2019-1A, Class E, ABS, L+8.1%, 13.3%, 4/25/29	(g)(k)	USD CLO	$805	805	794
Dryden 59 Euro CLO 2017 B.V., Series 2017-59X, Class D1, ABS, E+2.4%, 5.1%, 5/15/32	(k)	EUR CLO	€365	391	359
Dryden 61 CLO Ltd., Series 2018-61A, Class CR, ABS, L+1.8%, 7.0%, 1/17/32	(g)(k)	USD CLO	$410	400	388
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, ABS, L+1.9%, 7.1%, 4/15/29	(g)(k)	USD CLO	350	336	337
Eaton Vance CLO 2014-1R Ltd., Series 2014-1RA, Class C, ABS, L+2.1%, 7.4%, 7/15/30	(g)(k)	USD CLO	325	318	312
Eaton Vance CLO 2014-1R Ltd., Series 2014-1RA, Class D, ABS, L+3.1%, 8.3%, 7/15/30	(g)(k)	USD CLO	250	237	231
Elevation CLO 2021-14 Ltd., Series 2021-14A, Class D2, ABS, L+5.0%, 10.3%, 10/20/34	(g)(k)	USD CLO	630	622	575
Elevation CLO 2021-15 Ltd., Series 2018-3A, Class CR, ABS, L+2.5%, 7.7%, 1/25/35	(g)(k)	USD CLO	500	489	479
Ellington CLO I Ltd., Series 2017-1A, Class DR, ABS, L+3.4%, 8.6%, 10/15/29	(g)(k)	USD CLO	410	399	376
Ellington CLO II Ltd., Series 2017-2A, Class D, ABS, L+3.7%, 8.5%, 2/15/29	(g)(k)	USD CLO	500	487	466
Ellington CLO IV Ltd., Series 2019-4A, Class D1, ABS, L+5.5%, 10.8%, 4/15/29	(g)(k)	USD CLO	585	580	564
Erna Srl, Series 1, Class A, E+2.3%, 4.7%, 7/25/31	(k)	Commercial MBS	€194	224	208
Erna Srl, Series 1, Class B, E+3.6%, 6.0%, 7/25/31	(k)	Commercial MBS	291	334	305
Euro BV, Series 2019-7X, Class DR, L+3.5%, 6.8%, 7/25/35		EUR CLO	370	373	374
Euro Galaxy CLO B.V., 5.1%, 2/15/34	(g)(k)	EUR CLO	345	310	360
Euro-Galaxy VII CLO DAC, Series 2019-7X, Class CR, ABS, E+2.4%, 5.7%, 7/25/35	(k)	EUR CLO	895	882	937

See notes to unaudited consolidated financial statements.
15

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Fair Oaks Loan Funding I DAC, Series 1X, Class DR, ABS, E+3.4%, 6.6%, 4/15/34	(k)	EUR CLO	€385	$379	$394
Federal Home Loan Mortgage Corp., Series 2021-DNA7, Class M2, CMO, REMIC, S+1.8%, 6.6%, 11/25/41	(g)(k)	USD CLO	$985	941	951
Federal Home Loan Mortgage Corp., Series 2021-HQA2, Class M2, CMO, REMIC, S+2.1%, 6.9%, 12/25/33	(g)(k)	USD CLO	645	615	618
Federal Home Loan Mortgage Corp., Series 2021-DNA3, Class M2, CMO, REMIC, S+2.1%, 6.9%, 10/25/33	(g)(k)	USD CLO	1,285	1,242	1,253
Federal Home Loan Mortgage Corp., Series 2021-HQA1, Class M2, CMO, REMIC, S+2.3%, 7.1%, 8/25/33	(g)(k)	USD CLO	351	338	343
Federal Home Loan Mortgage Corp., Series 2020-DNA2, Class B1, CMO, REMIC, L+2.5%, 7.5%, 2/25/50	(g)(k)	USD CLO	80	77	78
Federal Home Loan Mortgage Corp., Series 2019-HQA3, Class B1, CMO, L+3.0%, 8.0%, 9/25/49	(g)(k)	USD CLO	755	750	757
First Eagle Clarendon Fund CLO LLC, Series 2014-1A, Class E, ABS, L+6.1%, 11.3%, 1/25/27	(g)(k)	USD CLO	326	326	327
Freddie Mac, Series 2023-DNA2, Class M1B, S+3.2%, 8.0%, 4/25/43	(g)	USD CLO	270	270	271
Freddie Mac STACR REMIC Trust 2022-DNA2, Series 2022-DNA2, Class M1B, CMO, REMIC, S+2.4%, 7.2%, 2/25/42	(g)(k)	USD CLO	560	525	553
Galaxy Ltd, Series 2015-19A,Class BRR, L+1.8%, 7.1%, 7/24/30	(g)	USD CLO	520	493	493
Galaxy XVIII CLO Ltd., Series 2018-28A, Class B, ABS, L+1.6%, 6.9%, 7/15/31	(g)(i)(k)	USD CLO	525	506	509
Galaxy XVIII CLO Ltd., Series 2018-28A, Class C, ABS, L+2.0%, 7.2%, 7/15/31	(g)(i)(k)	USD CLO	250	242	238
Galaxy XXIV CLO Ltd., L+2.5%, 7.7%, 1/15/31		USD CLO	550	511	514
Galaxy XXVII CLO Ltd., Series 2018-27A, Class D, ABS, L+2.8%, 7.6%, 5/16/31	(g)(k)	USD CLO	1,290	1,216	1,209
Gallatin CLO IX 2018-1 Ltd., Series 2018-1A, Class D1, ABS, L+3.1%, 8.4%, 1/21/28	(g)(k)	USD CLO	250	248	241
Gallatin CLO IX 2018-1 Ltd., Series 2018-1A, Class E, ABS, L+5.5%, 10.7%, 1/21/28	(g)(k)	USD CLO	1,160	1,139	1,104
GAM FRR2 H Co.	(e)(p)(q)	USD CLO	1	569	571
GAM RE-REMIC Trust 2021-FRR1, Series 2021-FRR1, Class 1C, REMIC, 0.0%, 11/29/50	(g)(o)(p)	Commercial MBS	41	29	28
GAM RE-REMIC Trust 2021-FRR1, Series 2021-FRR1, Class 1D, REMIC, 0.0%, 11/29/50	(g)(o)(p)	Commercial MBS	60	41	39
GAM RE-REMIC Trust 2021-FRR1, Series 2021-FRR1, Class 2C, REMIC, 0.0%, 11/29/50	(g)(o)(p)	Commercial MBS	44	30	28
GAM RE-REMIC Trust 2021-FRR2, Series 2021-FRR2, Class CK44, PO, REMIC, 0.0%, 9/27/51	(g)(o)(p)	Commercial MBS	43	36	36
GAM RE-REMIC Trust 2021-FRR2, Series 2021-FRR2, Class DK49, PO, REMIC, 0.0%, 9/27/51	(g)(o)(p)	Commercial MBS	34	27	27

See notes to unaudited consolidated financial statements.
16

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
GAM RE-REMIC Trust 2021-FRR2, Series 2021-FRR2, Class D730, PO, REMIC, 0.0%, 9/27/51	(g)(o)(p)	Commercial MBS	$35	$29	$30
GAM RE-REMIC Trust 2021-FRR2, Series 2021-FRR2, Class CK78, PO, REMIC, 0.0%, 9/27/51	(g)(o)(p)	Commercial MBS	29	19	17
GAM RE-REMIC Trust 2021-FRR2, Series 2021-FRR2, Class BK78, REMIC, 2.4%, 9/27/51	(g)(k)(p)	Commercial MBS	46	37	33
Golub Capital Partners 48 LP, Series 2020-48A, Class D, ABS, L+3.8%, 9.1%, 4/17/33	(g)(k)	USD CLO	250	234	236
Golub Capital Partners CLO 50B-R Ltd., Series 2020-50A, Class CR, ABS, S+2.4%, 7.4%, 4/20/35	(g)(k)	USD CLO	310	287	292
Greywolf CLO V Ltd., Series 2015-1A, Class BR, ABS, L+2.0%, 7.3%, 1/27/31	(g)(i)(k)	USD CLO	740	726	709
Halcyon Loan Advisors Funding 2015-2 Ltd., Series 2015-2A, Class D1R, ABS, L+3.1%, 8.4%, 7/25/27	(g)(k)	USD CLO	615	601	574
Halcyon Loan Advisors Funding 2015-2 Ltd., Series 2015-2A, Class D2R, ABS, L+3.1%, 8.4%, 7/25/27	(g)(k)	USD CLO	405	396	378
Halcyon Loan Advisors Funding 2017-2 Ltd., Series 2017-2A, Class B, ABS, L+2.1%, 7.4%, 1/17/30	(g)(k)	USD CLO	440	425	423
Halseypoint CLO 2 Ltd., Series 2020-2A, Class D, ABS, L+3.0%, 8.3%, 7/20/31	(g)(i)(k)	USD CLO	680	638	629
Harvest CLO, Series 15X, Class DR, E+2.7%, 5.4%, 11/22/30		EUR CLO	€320	317	320
Harvest CLO, Series 20X, Class DR, E+3.1%, 6.3%, 10/20/31	(m)	EUR CLO	335	336	333
Harvest CLO XIX DAC, Series 19X, Class D, ABS, E+2.6%, 5.7%, 4/14/31	(k)	EUR CLO	450	477	447
Harvest CLO XXIII DAC, Series 23A, Class CE, ABS, E+2.1%, 5.3%, 10/20/32		EUR CLO	250	249	257
Henley CLO, Series 3X, Class CR, E+2.3%, 5.6%, 12/25/35	(m)	EUR CLO	400	412	415
Henley CLO I DAC, Series 1X, Class DR, ABS, E+3.0%, 6.3%, 7/25/34	(k)	EUR CLO	425	407	428
Henley CLO VI DAC, Series 6X, Class D, ABS, E+3.2%, 6.4%, 6/10/34	(k)	EUR CLO	180	186	179
Henley CLO VI DAC, Series 6A, Class E, ABS, E+6.1%, 9.4%, 6/10/34	(g)(k)	EUR CLO	250	287	238
Highbridge Loan Management 12-2018 Ltd., Series 12A-18, Class B, ABS, L+1.9%, 7.1%, 7/18/31	(g)(i)(k)	USD CLO	435	426	413
HPS Loan Management 13-2018 Ltd., Series 13A-18, Class C, ABS, L+2.2%, 7.4%, 10/15/30	(g)(k)	USD CLO	1,015	959	955
Hull Street CLO Ltd., Series 2014-1A, Class D, ABS, L+3.6%, 8.9%, 10/18/26	(g)(k)	USD CLO	127	126	125
JFIN CLO 2012 Ltd., Series 2012-1A, Class DR, ABS, L+6.5%, 11.7%, 7/20/28	(g)(k)	USD CLO	700	693	684
JMP Credit Advisors CLO IV Ltd., Series 2017-1A, Class C, ABS, L+2.7%, 7.9%, 7/17/29	(g)(k)	USD CLO	355	351	348
JMP Credit Advisors ClO IV Ltd., Series 2017-1A, Class D, ABS, L+4.2%, 9.4%, 7/17/29	(g)(k)	USD CLO	610	599	590
JP Morgan Mortgage Trust 2019-INV1, Series 2019-INV1, Class B4, CMO, 5.0%, 10/25/49	(g)(k)	USD CLO	407	362	371

See notes to unaudited consolidated financial statements.
17

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Jubilee CLO 2014-XI DAC, Series 2014-11X, Class DR, ABS, E+3.3%, 6.5%, 4/15/30	(k)	EUR CLO	€305	$281	$313
Jubilee CLO 2014-XII B.V., Series 2014-12X, Class DR, ABS, E+2.9%, 6.1%, 4/15/30	(k)	EUR CLO	155	175	160
Jubilee CLO 2017-XVIII B.V., Series 2017-18X, Class D, ABS, E+3.1%, 6.3%, 1/15/30	(k)	EUR CLO	200	225	209
Jubilee CLO 2018-XXI DAC, Series 2018-21X, Class DR, ABS, E+3.3%, 6.5%, 4/15/35	(k)	EUR CLO	830	813	843
Jubilee CLO 2021-XXV DAC, Series 2021-25A, Class C1, ABS, E+2.3%, 5.4%, 10/15/35	(g)(k)	EUR CLO	285	270	290
Jubilee CLO 2021-XXV DAC, Series 2021-25X, Class D, ABS, E+3.2%, 6.4%, 10/15/35	(k)	EUR CLO	305	259	302
KKR CLO 12 Ltd., Series 12, Class BR2, ABS, L+1.7%, 7.0%, 10/15/30	(g)(k)	USD CLO	$520	507	510
KKR CLO 32 Ltd., Series 32A, Class C, ABS, L+2.4%, 7.7%, 1/15/32	(g)(i)(k)	USD CLO	250	247	242
KVK CLO 2013-1 Ltd., Series 2013-1A, Class ER, ABS, L+5.9%, 11.2%, 1/14/28	(g)(k)	USD CLO	500	497	497
LCM XX LP, Series 20A, Class DR, ABS, L+2.8%, 8.1%, 10/20/27	(g)(k)	USD CLO	250	241	244
LCM XXI LP, Series 21A, Class ER, ABS, L+5.8%, 11.0%, 4/20/28	(g)(k)	USD CLO	570	549	541
Lehman XS Trust 2007-14H, Series 2007-14H, Class A22, CMO, L+0.8%, 5.8%, 7/25/47	(k)	USD CLO	236	238	220
Lehman XS Trust 2007-6, Series 2007-6, Class 3A2, ABS, 4.3%, 5/25/37		USD CLO	56	59	55
Lehman XS Trust 2007-6, Series 2007-6, Class 3A4, ABS, 4.3%, 5/25/37		USD CLO	170	175	138
Lehman XS Trust 2007-6, Series 2007-6, Class 3A31, ABS, 4.3%, 5/25/37		USD CLO	125	128	113
Lehman XS Trust 2007-6, Series 2007-6, Class 3A32, ABS, L+0.5%, 4.3%, 5/25/37	(k)	USD CLO	142	128	128
Lockwood Grove CLO Ltd., Series 2014-1A, Class CRR, ABS, L+2.0%, 7.3%, 1/25/30	(g)(k)	USD CLO	550	538	528
Long Point Park CLO Ltd., Series 2017-1A, Class C, ABS, L+2.4%, 7.7%, 1/17/30	(g)(k)	USD CLO	305	287	270
Longfellow Place CLO Ltd., Series 2013-1A, Class DRR, ABS, L+4.5%, 9.8%, 4/15/29	(g)(i)(k)	USD CLO	520	513	517
Madison Park Euro Funding DAC, 5.6%, 7/15/32	(g)(k)	EUR CLO	€345	318	365
Madison Park Euro Funding IX DAC, Series 9X, Class DR, ABS, E+3.2%, 6.4%, 7/15/35	(k)	EUR CLO	315	264	314
Madison Park Euro Funding X DAC, Series 10X, Class C1, ABS, E+1.7%, 4.9%, 10/25/30	(k)	EUR CLO	115	106	120
Madison Park Euro Funding XIII DAC, Series 13X, Class CR, ABS, E+2.4%, 5.5%, 1/15/32	(k)	EUR CLO	355	344	374
Madison Park Funding XI Ltd., Series 2013-11A, Class DR, ABS, L+3.3%, 8.5%, 7/23/29	(g)(k)	USD CLO	$430	422	409
Madison Park Funding XVIII Ltd., Series 2015-18A, Class DR, ABS, L+3.0%, 8.2%, 10/21/30	(g)(k)	USD CLO	250	236	233

See notes to unaudited consolidated financial statements.
18

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Madison Park Funding XX Ltd., Series 2016-20A, Class DR, ABS, L+3.0%, 8.3%, 7/27/30	(g)(k)	USD CLO	$675	$643	$630
Madison Park Funding XXII Ltd., Series 2016-22A, Class CR, ABS, L+2.0%, 7.3%, 1/15/33	(g)(k)	USD CLO	830	775	785
Madison Park Funding XXVII Ltd., Series 2018-27A, Class C, ABS, L+2.6%, 7.9%, 4/20/30	(g)(k)	USD CLO	250	236	234
Madison Park Funding XXVIII Ltd., Series 2018-28A, Class D, ABS, L+2.7%, 8.0%, 7/15/30	(g)(k)	USD CLO	705	666	665
Madison Park Funding XXX Ltd., Series 2018-30A, Class C, ABS, L+1.7%, 7.0%, 4/15/29	(g)(k)	USD CLO	275	264	264
Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, ABS, L+2.2%, 7.4%, 1/23/31	(g)(k)	USD CLO	495	479	471
Man GLG Euro CLO I DAC, E+2.5%, 5.6%, 10/15/30		EUR CLO	€315	351	310
Man GLG Euro CLO III DAC, Series 3X, Class D, ABS, E+3.3%, 6.5%, 10/15/30	(k)	EUR CLO	635	704	646
Marathon CLO V Ltd., Series 2013-5A, Class CR, ABS, L+2.8%, 7.7%, 11/21/27	(g)(k)	USD CLO	$1,210	1,180	1,143
Marathon CLO VI Ltd., Series 2014-6A, Class CR2, ABS, L+3.5%, 8.4%, 5/13/28	(g)(k)	USD CLO	590	572	547
Marathon CLO X Ltd., Series 2017-10A, Class C, ABS, L+3.7%, 8.6%, 11/15/29	(g)(k)	USD CLO	1,030	1,003	870
Marble Point CLO XXI Ltd., Series 2021-3A, Class D2, ABS, L+5.0%, 10.2%, 10/17/34	(g)(k)	USD CLO	470	464	421
Midocean Credit CLO VIII, Series 2018-8A, Class D, ABS, L+2.9%, 7.8%, 2/20/31	(g)(i)(k)	USD CLO	250	237	220
Milltown Park CLO, Series 1A, Class B, ABS, E+1.8%, 5.0%, 1/15/31	(g)(k)	EUR CLO	€260	258	268
Mitchells & Butlers Finance Plc, Series C2, L GBP+2.1%, 6.4%, 9/15/34	(i)(k)	Retail	£972	1,146	989
Mitchells & Butlers Finance Plc, Series C1, 6.5%, 9/15/30	(i)	Retail	719	1,111	822
Mitchells & Butlers Finance Plc, Series D1, L GBP+2.4%, 6.5%, 6/15/36	(i)(k)	Retail	481	544	476
MKS CLO 2017-1 Ltd., Series 2017-1A, Class D, ABS, L+4.2%, 9.4%, 7/20/30	(g)(k)	USD CLO	$665	632	625
MKS CLO 2017-2 Ltd., Series 2017-2A, Class D, ABS, L+2.7%, 7.9%, 1/20/31	(g)(i)(k)	USD CLO	535	517	481
Monroe Capital CLO 2014-1 Ltd., Series 2014-1X, Class E, ABS, L+5.4%, 10.7%, 10/22/26	(k)	USD CLO	158	155	154
Monroe Capital MML CLO 2017-1 Ltd., Series 2017-1A, Class E, ABS, L+7.4%, 12.6%, 4/22/29	(g)(k)	USD CLO	525	524	499
Monroe Capital MML CLO VI Ltd., Series 2018-1A, Class E, ABS, L+6.9%, 12.2%, 4/15/30	(g)(k)	USD CLO	290	281	260
Mountain View CLO 2017-1 LLC, Series 2017-1A, Class D, ABS, L+3.6%, 8.9%, 10/16/29	(g)(k)	USD CLO	250	247	238
Newark BSL CLO 2 Ltd., Series 2017-1A, Class BR, ABS, L+1.8%, 7.0%, 7/25/30	(g)(k)	USD CLO	340	329	323
Newstar Exeter Fund CLO LLC, Series 2015-1RA, Class E, ABS, L+7.2%, 12.5%, 1/20/27	(g)(k)	USD CLO	306	306	304
Oak Hill European Credit Partners IV DAC, Series 2015-4X, Class DR, ABS, E+2.5%, 5.7%, 1/20/32	(k)	EUR CLO	€540	527	539

See notes to unaudited consolidated financial statements.
19

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Oaktree CLO 2019-4 Ltd., Series 2019-4A, Class CR, ABS, L+2.3%, 7.5%, 10/20/32	(g)(k)	USD CLO	$650	$596	$619
Oaktree CLO 2020-1 Ltd., Series 2020-1A, Class BR, ABS, L+1.7%, 6.9%, 7/15/34	(g)(i)(k)	USD CLO	295	284	286
OCP CLO Ltd., Series 2014-5A, Class BR, ABS, L+1.8%, 7.1%, 4/26/31	(g)(k)	USD CLO	385	365	364
OCP Euro CLO 2017 2X DAC, 5.9%, 1/15/32	(k)	EUR CLO	€355	314	359
OCP Euro CLO 2022-5 DAC, Series 2022-5A, Class E, ABS, E+6.5%, 9.7%, 4/20/35	(g)(k)	EUR CLO	250	277	238
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class BR3, ABS, L+1.8%, 6.6%, 2/14/31	(g)(k)	USD CLO	$250	243	236
OFSI BSL VIII Ltd., Series 2017-1A, Class BR, ABS, L+1.5%, 6.8%, 8/16/29	(g)(i)(k)	USD CLO	855	821	845
OHA Credit Funding 4 Ltd., Series 2019-4A, Class CR, ABS, L+2.1%, 7.3%, 10/22/36	(g)(i)(k)	USD CLO	250	246	240
OZLM Funding IV Ltd., Series 2013-4A, Class CR, ABS, L+3.4%, 8.6%, 10/22/30	(g)(i)(k)	USD CLO	250	245	234
OZLM VII Ltd., Series 2014-7RA, Class CR, ABS, L+3.0%, 8.3%, 7/17/29	(g)(k)	USD CLO	250	242	239
OZLM XIV Ltd., Series 2015-14A, Class CRR, ABS, L+3.4%, 8.7%, 7/15/34	(g)(k)	USD CLO	465	421	424
OZLM XVI Ltd., Series 2017-16A, Class C, ABS, L+3.6%, 8.4%, 5/16/30	(g)(k)	USD CLO	250	244	232
OZLM XVIII Ltd., Series 2018-18A, Class B, ABS, L+1.6%, 6.8%, 4/15/31	(g)(k)	USD CLO	250	241	244
OZLM XXII Ltd., Series 2018-22A, Class A2, ABS, L+1.5%, 6.8%, 1/17/31	(g)(k)	USD CLO	250	240	240
OZLM XXIV Ltd., Series 2019-24X, Class C1R, ABS, L+3.4%, 8.7%, 7/20/32	(i)	USD CLO	430	394	390
Palmer Square Loan Funding 2020-4 Ltd., Series 2020-4A, Class E, ABS, L+8.6%, 13.5%, 11/25/28	(g)(k)	USD CLO	250	251	229
Parallel 2015-1 Ltd., Series 2015-1A, Class E, ABS, L+5.2%, 10.4%, 7/20/27	(g)(k)	USD CLO	755	743	721
Parallel 2017-1 Ltd., Series 2017-1A, Class DR, ABS, L+3.1%, 8.4%, 7/20/29	(g)(k)	USD CLO	530	515	476
Park Avenue Institutional Advisers CLO Ltd., Series 2019-2A, Class A2R, ABS, L+1.7%, 7.0%, 10/15/34	(g)(i)(k)	USD CLO	565	537	537
Penta CLO, Series 2020-7X, Class D, E+3.1%, 6.4%, 1/25/33		EUR CLO	€100	100	98
Penta CLO 5 DAC, Series 2018-5X, Class CR, ABS, E+2.4%, 5.6%, 4/20/35	(k)	EUR CLO	100	107	104
Penta CLO 7 DAC, Series 2020-7X, Class B1, ABS, E+1.7%, 4.9%, 1/25/33	(k)	EUR CLO	205	190	216
Penta CLO 8 DAC, Series 2020-8X, Class CR, ABS, E+2.2%, 5.3%, 1/15/34	(k)	EUR CLO	240	245	247
Penta CLO 9 DAC, 6.4%, 7/25/36	(g)(k)	EUR CLO	335	281	333
Penta CLO S.A., Series 2018-5X, Class DR, ABS, E+3.7%, 6.9%, 4/20/35	(k)	EUR CLO	525	521	546
Peterborough Progress Health Plc, 5.6%, 10/2/42	(i)	Healthcare-Services	£570	985	657
Preferred Term Securities XXIV Ltd./Preferred Term Securities XXIV, Inc., L+0.4%, 5.2%, 3/22/37	(g)(k)	Diversified Financial Services	$430	344	323

See notes to unaudited consolidated financial statements.
20

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Preferred Term Securities XXVI Ltd./Preferred Term Securities XXVI, Inc., L+0.4%, 5.2%, 9/22/37	(g)(k)	Diversified Financial Services	$269	$222	$204
Providus CLO, Series 1X, Class C1, ABS, E+1.6%, 4.2%, 5/14/31	(k)	EUR CLO	€225	222	232
Providus CLO, Series 4X, Class DR, ABS, E+3.3%, 6.5%, 4/20/34	(k)	EUR CLO	420	412	420
Providus CLO DAC, 5.5%, 7/15/31	(k)	EUR CLO	540	496	571
Providus CLO III DAC, Series 3X, Class B1RE, ABS, E+1.7%, 4.8%, 7/18/34	(k)	EUR CLO	270	245	282
Providus CLO IV DAC, Series 4X, Class B1R, ABS, E+1.6%, 4.8%, 4/20/34	(k)	EUR CLO	355	365	370
Providus CLO V DAC, Series 5X, Class D, ABS, E+3.0%, 5.6%, 2/15/35	(k)	EUR CLO	370	379	365
Regatta VIII Funding Ltd., Series 2017-1A, Class D, ABS, L+3.2%, 8.5%, 10/17/30	(g)(k)	USD CLO	$425	409	404
RR 4 Ltd., Series 2018-4A, Class A2, ABS, L+1.6%, 6.8%, 4/15/30	(g)(i)(k)	USD CLO	730	704	717
RR 4 Ltd., Series 2018-4A, Class C, ABS, L+3.0%, 8.2%, 4/15/30	(g)(k)	USD CLO	250	233	229
RRE 1 Loan Management DAC, Series 1X, Class A2R, ABS, E+1.4%, 4.5%, 4/15/35	(k)	EUR CLO	€180	183	189
RRE 1 Loan Management DAC, 4.6%, 4/15/35	(k)	EUR CLO	505	439	529
RRE 1 Loan Management DAC, 4.9%, 1/15/37	(k)	EUR CLO	620	546	649
Saranac CLO I Ltd., Series 2013-1A, Class CR, ABS, L+2.9%, 8.1%, 7/26/29	(g)(k)	USD CLO	$575	555	561
Sculptor CLO XXIX Ltd., Series 29A, Class D2, ABS, L+4.9%, 10.1%, 10/22/34	(g)(k)	USD CLO	350	308	302
Sculptor European CLO, 4.8%, 4/18/34	(k)	EUR CLO	€300	272	313
Sculptor European CLO I DAC, Series 1A, Class DRR, ABS, E+3.5%, 6.7%, 4/18/34	(g)(k)	EUR CLO	475	454	488
Sculptor European CLO VI DAC, Series 6X, Class CR, ABS, E+2.3%, 5.5%, 10/15/34	(k)	EUR CLO	590	577	606
Shackleton 2015-VIII CLO Ltd., Series 2015-8A, Class ER, ABS, L+5.3%, 10.6%, 10/20/27	(g)(k)	USD CLO	$440	435	412
Shackleton 2021-XVI CLO Ltd., Series 2021-16A, Class D2, ABS, L+5.0%, 10.2%, 10/20/34	(g)(k)	USD CLO	1,220	1,202	1,098
Shackleton CLO Ltd., 8.0%, 10/20/27		USD CLO	460	441	447
Signal Peak CLO 7 Ltd., Series 2019-1A, Class B, ABS, L+2.0%, 7.3%, 4/30/32	(g)(i)(k)	USD CLO	565	549	559
Silvermore CLO Ltd., Series 2014-1A, Class C, ABS, L+3.5%, 8.3%, 5/15/26	(g)(k)	USD CLO	152	150	152
Smeralda SPV Srl, 5.0%, 12/22/33	(e)	Commercial MBS	€497	595	551
Smeralda SPV Srl, 5.3%, 12/22/34	(e)	Commercial MBS	2,180	2,450	2,434
Sound Point Clo XV Ltd., Series 2017-1A, Class CR, ABS, L+2.1%, 7.3%, 1/23/29	(g)(k)	USD CLO	$365	357	353
Sound Point Euro CLO I Funding DAC, 5.5%, 7/25/35	(k)	EUR CLO	€210	187	219
Sound Point Euro CLO I Funding DAC, Series 1X, Class DR, ABS, E+3.1%, 6.3%, 5/25/34	(k)	EUR CLO	215	206	216
Sound Point Euro CLO II Funding DAC, Series 2X, Class DR, ABS, E+3.3%, 6.5%, 1/26/36	(k)	EUR CLO	605	590	617

See notes to unaudited consolidated financial statements.
21

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Sound Point Euro CLO VII Funding DAC, Series 7A, Class D, ABS, E+3.2%, 6.5%, 1/25/35	(g)(k)	EUR CLO	€555	$544	$560
Sound Point Euro CLO VII Funding DAC, Series 7X, Class DE, ABS, E+3.2%, 6.5%, 1/25/35	(k)	EUR CLO	675	655	681
St Paul’s CLO III-R DAC, Series 3RX, Class B1R, ABS, E+1.2%, 4.3%, 1/15/32	(k)	EUR CLO	330	319	345
St Paul’s CLO III-R DAC, Series 3RX, Class CR, ABS, E+1.6%, 4.8%, 1/15/32	(k)	EUR CLO	100	97	102
St Paul’s CLO III-R DAC, Series 3RX, Class DR, ABS, E+2.4%, 5.6%, 1/15/32	(k)	EUR CLO	445	488	435
St Paul’s CLO IV DAC, Series 4X, Class CRRE, ABS, E+2.7%, 6.0%, 4/25/30	(k)	EUR CLO	360	351	362
St Paul’s CLO SPAUL 6A CRR 144A, 5.3%, 5/20/34	(g)(k)	EUR CLO	305	274	319
St Paul’s CLO V DAC, Series 5X, Class DR, ABS, E+3.0%, 5.7%, 2/20/30	(k)	EUR CLO	375	400	381
St Paul’s CLO VI DAC, Series 6A, Class DRRE, ABS, E+3.3%, 6.0%, 5/20/34	(g)(k)	EUR CLO	520	492	522
St Paul’s CLO VIII DAC, Series 8X, Class D, ABS, E+2.5%, 5.6%, 7/17/30	(k)	EUR CLO	330	292	330
St Paul’s CLO XII DAC, Series 12X, Class D, ABS, E+3.2%, 6.4%, 4/15/33	(k)	EUR CLO	865	837	855
Steele Creek Clo 2017-1 Ltd., Series 2017-1A, Class C, ABS, L+1.9%, 7.2%, 10/15/30	(g)(k)	USD CLO	$250	238	236
Steele Creek CLO Ltd., 7.2%, 4/21/31	(g)(k)	USD CLO	250	224	236
Symphony CLO XIV Ltd., Series 2014-14A, Class E, ABS, L+4.6%, 9.9%, 7/14/26	(g)(k)	USD CLO	250	246	247
Symphony CLO XIX Ltd., Series 2018-19A, Class D, ABS, L+2.6%, 7.8%, 4/16/31	(g)(k)	USD CLO	250	248	229
TBW Mortgage-Backed Trust 2006-6, Series 2006-6, Class A4, CMO, 6.4%, 1/25/37		USD CLO	51	39	43
TCI-Symphony CLO 2017-1 Ltd., Series 2017-1A, Class D, ABS, L+3.4%, 8.7%, 7/15/30	(g)(k)	USD CLO	400	384	377
Terwin Mortgage Trust 2006-6, Series 2006-6, Class 1A2, ABS, 0.2%, 7/25/37	(g)(k)	Other ABS	45	16	19
THL Credit Wind River 2017-4 CLO Ltd., Series 2017-4A, Class C, ABS, L+1.8%, 6.7%, 11/20/30	(g)(k)	USD CLO	305	293	284
TICP CLO XII Ltd., Series 2018-12A, Class BR, ABS, L+1.7%, 6.9%, 7/15/34	(g)(i)(k)	USD CLO	470	450	460
Tikehau CLO II DAC, Series 2X, Class DRR, ABS, E+3.4%, 6.2%, 9/7/35	(k)	EUR CLO	€425	386	430
Tikehau CLO III DAC, Series 3X, Class D, ABS, E+2.7%, 5.4%, 12/1/30	(k)	EUR CLO	220	235	224
Toro European CLO 6 DAC, Series 6X, Class CR, ABS, E+2.5%, 5.5%, 1/12/32	(k)	EUR CLO	400	428	415
Trinitas Euro CLO II DAC, Series 2A, Class DR, ABS, E+4.6%, 7.8%, 4/15/35	(g)(k)	EUR CLO	250	272	274
Tymon Park CLO DAC, Series 1X, Class CRR, ABS, E+3.2%, 6.4%, 7/21/34	(k)	EUR CLO	340	304	341
Unique Pub Finance Co. Plc, Series A4, 5.7%, 6/30/27	(i)	Real Estate	£982	1,478	1,228
Unique Pub Finance Co. Plc, Series N, 6.5%, 3/30/32	(i)	Real Estate	1,036	1,407	1,303

See notes to unaudited consolidated financial statements.
22

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Unique Pub Finance Co. Plc, Series M, 7.4%, 3/28/24	(i)	Real Estate	£127	$180	$159
Venture 44 CLO Ltd., Series 2021-44A, Class D2, ABS, L+5.0%, 10.2%, 10/20/34	(g)(k)	USD CLO	$630	624	568
Venture CDO Ltd., Series 2016-25A, Class D2, ABS, L+4.2%, 9.5%, 4/20/29	(g)(k)	USD CLO	135	135	130
Venture XVII CLO Ltd., Series 2014-17A, Class CRR, ABS, L+1.9%, 7.1%, 4/15/27	(g)(k)	USD CLO	160	155	154
Venture XVII CLO Ltd., Series 2014-17A, Class DRR, ABS, L+2.8%, 8.1%, 4/15/27	(g)(k)	USD CLO	1,330	1,309	1,223
Venture XXIV CDO Ltd., Series 2016-24A, Class D2, ABS, L+4.1%, 9.3%, 10/20/28	(g)(k)	USD CLO	530	523	496
Vesey Park CLO DAC, Series 1X, Class B, ABS, E+2.3%, 5.0%, 11/16/32	(k)	EUR CLO	€140	151	146
Vibrant CLO VI Ltd., Series 2017-6A, Class D, ABS, L+3.9%, 8.9%, 6/20/29	(g)(k)	USD CLO	$250	248	250
Voya CLO, Series 1X, Class D, E+2.5%, 5.7%, 10/15/30		EUR CLO	€475	465	476
Voya CLO 2019-1 Ltd., Series 2019-1A, Class DR, ABS, L+2.9%, 8.1%, 4/15/31	(g)(k)	USD CLO	$250	233	225
Voya Euro CLO, Series 2X, Class DR, ABS, E+3.2%, 6.4%, 7/15/35	(k)	EUR CLO	€330	327	331
Voya Euro CLO IV DAC, Series 4X, Class DR, ABS, E+3.1%, 6.3%, 10/15/34	(k)	EUR CLO	115	119	113
Webster Park CLO Ltd., Series 2015-1A, Class BR, ABS, L+1.8%, 7.1%, 7/20/30	(g)(k)	USD CLO	$320	297	304
Wellfleet CLO 2017-2A Ltd., Series 2017-2A, Class C, ABS, L+3.4%, 8.7%, 10/20/29	(g)(k)	USD CLO	395	375	364
WhiteHorse X Ltd., Series 2015-10A, Class E, ABS, L+5.3%, 10.6%, 4/17/27	(g)(k)	USD CLO	1,385	1,385	1,351
Wind River 2016-1K CLO Ltd., Series 2016-1KRA, Class D2R2, ABS, L+5.1%, 10.4%, 10/15/34	(g)(k)	USD CLO	915	904	811
Wind River 2021-4 CLO Ltd., Series 2021-4A, Class B, ABS, L+1.7%, 6.9%, 1/20/35	(g)(k)	USD CLO	330	309	317
Z Capital Credit Partners CLO 2019-1 Ltd., Series 2019-1A, Class CR, ABS, L+2.9%, 8.2%, 7/16/31	(g)(k)	USD CLO	455	439	444
Zais CLO 14 Ltd., Series 2020-14A, Class DR, ABS, L+4.5%, 9.8%, 4/15/32	(g)(k)	USD CLO	475	475	439
Zais CLO 5 Ltd., Series 2016-2A, Class C, ABS, L+4.5%, 9.8%, 10/15/28	(g)(k)	USD CLO	510	501	478
Total Collateralized Loan Obligation / Structured Credit				142,683	140,426

Convertible Bonds—1.6%
Groupon, Inc., 1.1%, 3/15/26	(i)	Internet	6,209	4,662	2,228
Liberty Interactive LLC, 4.0%, 11/15/29	(i)	Media Entertainment	3,707	3,001	695
Liberty Interactive LLC, 3.8%, 2/15/30	(i)	Media Entertainment	1,162	908	205
Liberty Latin America Ltd., 2.0%, 7/15/24	(i)	Media Entertainment	5,514	5,401	5,109
Total Convertible Bonds				13,972	8,237

See notes to unaudited consolidated financial statements.
23

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Principal Amount(b)	Amortized Cost	Fair Value(c)
Municipal Bonds—1.1%
City of Detroit MI, COPs, 4.8%, 6/15/20	(i)(j)(l)	$204	$154	$204
City of Detroit MI, COPs, 4.9%, 6/15/25	(i)(j)(l)	710	535	710
Puerto Rico Electric Power Authority, Series UU, 0.0%, 7/1/20	(j)(k)	110	78	75
Puerto Rico Electric Power Authority, 5.0%, 7/1/42	(j)(l)	10	7	7
Puerto Rico Electric Power Authority, 5.1%, 7/1/42	(j)(l)	15	11	11
Puerto Rico Electric Power Authority, 5.3%, 7/1/27	(j)(l)	355	233	250
Puerto Rico Electric Power Authority, 5.4%, 1/1/18	(j)(l)	30	23	21
Puerto Rico Electric Power Authority, 5.4%, 7/1/18	(j)(l)	20	16	14
Puerto Rico Electric Power Authority, 5.4%, 1/1/20	(j)(l)	5	4	4
Puerto Rico Electric Power Authority, 5.5%, 7/1/21	(j)(l)	80	67	56
Puerto Rico Electric Power Authority, 5.5%, 7/1/38	(j)(l)	215	137	152
Puerto Rico Electric Power Authority, 10.0%, 7/1/19	(j)(l)	10	8	7
Puerto Rico Electric Power Authority, 10.0%, 7/1/19	(j)(l)	10	8	7
Puerto Rico Electric Power Authority, Series A, 5.0%, 7/1/29	(j)(l)	440	300	310
Puerto Rico Electric Power Authority, Series A, 6.8%, 7/1/36	(j)(l)	445	330	318
Puerto Rico Electric Power Authority, Series A, 7.0%, 7/1/43	(j)(l)	80	53	57
Puerto Rico Electric Power Authority, Series AAA, 5.3%, 7/1/22	(j)(l)	55	35	38
Puerto Rico Electric Power Authority, Series AAA, 5.3%, 7/1/31	(j)(l)	120	78	85
Puerto Rico Electric Power Authority, Series BBB, 5.4%, 7/1/28	(j)(l)	1,690	1,269	1,166
Puerto Rico Electric Power Authority, Series CCC, 5.0%, 7/1/25	(j)(l)	5	4	4
Puerto Rico Electric Power Authority, Series CCC, 5.0%, 7/1/28	(j)(l)	25	20	18
Puerto Rico Electric Power Authority, Series CCC, 5.3%, 7/1/26	(j)(l)	160	104	113
Puerto Rico Electric Power Authority, Series CCC, 5.3%, 7/1/27	(j)(l)	145	111	102
Puerto Rico Electric Power Authority, Series CCC, 5.3%, 7/1/28	(j)(l)	30	20	21
Puerto Rico Electric Power Authority, Series DDD, 3.8%, 7/1/22	(j)(l)	5	3	3
Puerto Rico Electric Power Authority, Series DDD, 5.0%, 7/1/19	(j)(l)	10	8	7
Puerto Rico Electric Power Authority, Series DDD, 5.0%, 7/1/20	(j)(l)	110	71	76
Puerto Rico Electric Power Authority, Series DDD, 5.0%, 7/1/21	(j)(l)	60	39	42
Puerto Rico Electric Power Authority, Series E-1, 10.0%, 1/1/21	(j)(l)	69	61	50
Puerto Rico Electric Power Authority, Series E-2, 10.0%, 7/1/21	(j)(l)	69	61	50
Puerto Rico Electric Power Authority, Series E-3, 10.0%, 1/1/22	(j)(l)	18	16	13
Puerto Rico Electric Power Authority, Series E-4, 10.0%, 7/1/22	(j)(l)	18	16	13
Puerto Rico Electric Power Authority, Series EEE, 6.0%, 7/1/30	(j)(l)	25	16	17
Puerto Rico Electric Power Authority, Series EEE, 6.3%, 7/1/40	(j)(l)	5	3	3
Puerto Rico Electric Power Authority, Series NN, 5.5%, 7/1/20	(j)(l)	30	21	21
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/20	(j)(l)	5	4	3
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/21	(j)(l)	5	3	3
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/23	(j)(l)	25	22	18
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/24	(j)(l)	20	16	14
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/25	(j)(l)	80	68	56
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/27	(j)(l)	35	27	25
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/32	(j)(l)	180	140	127
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/37	(j)(l)	150	121	106
Puerto Rico Electric Power Authority, Series UU, 0.0%, 7/1/17	(j)(k)(l)	15	10	10
Puerto Rico Electric Power Authority, Series UU, 0.0%, 7/1/18	(j)(k)(l)	15	10	10
Puerto Rico Electric Power Authority, Series UU, 3.9%, 7/1/31 (L+0.7%)	(j)(k)(l)	110	80	76
Puerto Rico Electric Power Authority, Series UU, 4.1%, 7/1/25 (L+0.7%)	(j)(k)(l)	25	18	17

See notes to unaudited consolidated financial statements.
24

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Principal Amount(b)	Amortized Cost	Fair Value(c)
Puerto Rico Electric Power Authority, Series VV, 5.5%, 7/1/20	(j)(l)	$15	$12	$11
Puerto Rico Electric Power Authority, Series WW, 5.3%, 7/1/33	(j)(l)	465	373	328
Puerto Rico Electric Power Authority, Series XX, 5.3%, 7/1/35	(j)(l)	15	10	11
Puerto Rico Electric Power Authority, Series XX, 5.3%, 7/1/40	(j)(l)	210	152	148
Puerto Rico Electric Power Authority, Series YY, 6.1%, 7/1/40	(j)(l)	195	122	135
Puerto Rico Electric Power Authority, Series ZZ, 5.0%, 7/1/17	(j)(l)	15	11	10
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/19	(j)(l)	10	6	7
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/24	(j)(l)	5	4	4
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/25	(j)(l)	5	4	4
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/26	(j)(l)	375	291	264
Puerto Rico Highway & Transportation Authority, Series N, 0.0%, 12/6/49		595	564	298
Total Municipal Bonds			5,988	5,730

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Emerging Markets Debt—0.9%
Argentine Republic Government International Bond, 0.9%, 7/9/46	(i)	Sovereign	€81	35	18
Argentine Republic Government International Bond, 0.1%, 7/9/30	(i)	Sovereign	1,895	1,005	468
Argentine Republic Government International Bond, 0.5%, 7/9/30	(i)	Sovereign	$552	185	135
Argentine Republic Government International Bond, 1.5%, 7/9/35	(i)	Sovereign	1,801	654	403
Argentine Republic Government International Bond, 1.5%, 7/9/46		Sovereign	704	336	162
Petroleos Mexicanos, 6.7%, 2/16/32	(i)	Oil & Gas	1,831	1,476	1,411
Petroleos Mexicanos, 6.8%, 1/23/30	(i)	Oil & Gas	2,155	1,797	1,743
Provincia de Buenos Aires/Government Bond, 4.5%, 9/1/37	(i)	Provincial	1,783	718	477
Provincia de Buenos Aires/Government Bond, 5.3%, 9/1/37	(i)	Provincial	523	245	163
Total Emerging Markets Debt				6,451	4,980

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Preferred Equity—0.3%
Midwest Veterinary Co. LLC, 12.0%	(e)(r)	Healthcare-Services	1,765	1,729	1,488
Riverbed Technology, Inc.		Software	4,494	86	1
Verscend Technologies, Inc., 12.3%	(e)	Software	200	194	199
Total Preferred Equity				2,009	1,688

Common Equity—0.6%
ATD New Holdings, Inc.	(l)	Distribution/Wholesale	1,964	36	109
California Resources Corp., Warrants, 10/27/24, Strike $36.00		Oil & Gas	1,064	4	10
Quorum Health Corp.	(e)(l)	Healthcare-Services	48,950	492	64
Quorum Litigation Trust, Initial Funding	(e)(l)	Healthcare-Services	157,000	—	—
Quorum Litigation Trust, Units	(e)(l)	Healthcare-Services	2,399	2	2
Seadrill Ltd	(l)	Oil & Gas	9,844	199	358

See notes to unaudited consolidated financial statements.
25

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Solocal Group	(l)	Internet	492,144	$1,566	$114
Superior Energy Equity New 144A	(l)	Oil & Gas	1,228	—	85
Superior Energy Equity New Sec 1145	(l)	Oil & Gas	26,438	333	1,820
UTEX Industries Inc.	(l)	Miscellaneous Manufacturing	8,041	240	524
UTEX Industries Inc., Warrants, 12/3/25, Strike $114.76	(e)(l)	Miscellaneous Manufacturing	2,245	2	16
Total Common Equity				2,874	3,102

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost(b)	Fair Value(c)
Short-Term Investments—0.3%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class	(s)	4.78%	1,545,695	$1,546	$1,546
Total Short-Term Investments				1,546	1,546
TOTAL INVESTMENTS—115.9%				$629,644	610,999
LIABILITIES IN EXCESS OF OTHER ASSETS—(15.9)%(t)					(83,597)
NET ASSETS—100.0%					$527,402

Reverse Repurchase Agreements—(7.9)%

Security Description	Principal Value(c)	Principal Value Including Accrued Interest
Royal Bank of Canada 5.5%, agreement dated 2/23/23, to be repurchased on 5/23/23 (collateralized by Academy Ltd., 6.0% due 11/15/27 (fair value $1,955))	$(1,556)	$(1,572)
Royal Bank of Canada 5.5%, agreement dated 3/24/23, to be repurchased on 6/6/23 (collateralized by VOC Escrow Ltd., 5.0% due 2/15/28 (fair value $1,676))	(1,327)	(1,335)
Royal Bank of Canada 5.5%, agreement dated 3/3/23, to be repurchased on 6/2/23 (collateralized by Antero Resources Corp., 5.4% due 3/1/30 (fair value $1,118), and Carnival Holdings Ltd., 10.4% due 5/1/28 (fair value $1,261))	(1,907)	(1,924)
BNP Paribas 5.7%, agreement dated 4/17/23, to be repurchased on 7/17/23 (collateralized by DISH DBS Corp., 5.3% due 12/1/26 (fair value $2,236))	(1,875)	(1,879)
BNP Paribas 5.6%, agreement dated 4/17/23, to be repurchased on 7/17/23 (collateralized by California Resources Corp., 7.1% due 2/1/26 (fair value $1,966))	(1,755)	(1,759)
BNP Paribas 5.6%, agreement dated 5/2/23, to be repurchased on 6/30/23 (collateralized by Chesapeake Energy Corp., 5.9% due 2/1/29 (fair value $1,929), DaVita, Inc., 4.6% due 6/1/30 (fair value $2,382)), Victoria’s Secret & Co., 4.6% due 7/15/29 (fair value $1,985), and PetSmart, Inc. / PetSmart Finance Corp., 7.8% due 2/15/29 (fair value $1,664))	(1,690)	(1,690)
BNP Paribas 5.6%, agreement dated 4/18/23, to be repurchased on 7/17/23 (collateralized by Advantage Sales & Marketing, Inc., 6.5% due 11/15/28 (fair value $2,152), AHP Health Partners, Inc., 5.8% due 7/15/29 (fair value $2,052)), CSC Holdings LLC, 6.5% due 2/1/29 (fair value $2,192), Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.9% due 8/15/27 (fair value $2,276), Royal Caribbean Cruises Ltd., 9.3% due 1/15/29 (fair value $2,013), Station Casinos LLC, 4.6% due 12/1/31 (fair value $1,654), and Viking Cruises Ltd., 13.0% due 5/15/25 (fair value $4,868))	(18,445)	(18,485)
BNP Paribas 5.6%, agreement dated 3/30/23, to be repurchased on 6/30/23 (collateralized by Ford Motor Co., 3.3% due 2/12/32 (fair value $1,767))	(7,817)	(7,857)
BNP Paribas 5.6%, agreement dated 3/3/23, to be repurchased on 6/1/23 (collateralized by Earthstone Energy Holdings LLC, 8.0% due 4/15/27 (fair value $3,302))	(2,890)	(2,916)
BNP Paribas 5.5%, agreement dated 4/18/23, to be repurchased on 7/4/23 (collateralized by NMG Holding Co., Inc. / Neiman Marcus Group LLC, 7.1% due 4/1/26 (fair value $2,511))	(655)	(656)
BNP Paribas 5.5%, agreement dated 3/27/23, to be repurchased on 6/27/23 (collateralized by BellRing Brands, Inc., 7.0% due 3/15/30 (fair value $1,983))	(1,653)	(1,662)
Total Reverse Repurchase Agreements	$(41,570)	$(41,735)

See notes to unaudited consolidated financial statements.
26

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Investments Sold Short—(0.3)%

Portfolio Company(a)	Industry	Principal Amount(b)	Proceeds	Fair Value(c)
Government Bonds Sold Short—(0.3)%
Bundesrepublik Deutschland Bundesanleihe, 0.0%, 2/15/30	Sovereign	$(23)	$(22)	$(22)
U.S. Treasury Bond, 2.3%, 2/15/52	Sovereign	(107)	(67)	(80)
U.S. Treasury Bond, 2.9%, 5/15/52	Sovereign	(90)	(70)	(77)
U.S. Treasury Bond, 4.1%, 11/15/32	Sovereign	(1,411)	(1,461)	(1,486)
U.S. Treasury Note, 3.5%, 2/15/33	Sovereign	(44)	(44)	(44)
United Kingdom Gilt Bond, 1.3%, 7/22/27	Sovereign	(12)	2	(14)
Total Government Bonds Sold Short			(1,662)	(1,723)
Total Investments Sold Short			$(1,662)	$(1,723)

Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
BNP Paribas	6/21/23	CHF	171	USD	189	$4	$—
BNP Paribas	6/21/23	USD	2,637	EUR	2,477	—	100
BNP Paribas	6/21/23	USD	2,502	EUR	2,350	—	94
JPMorgan Chase Bank, N.A.	6/21/23	EUR	977	USD	1,069	11	—
JPMorgan Chase Bank, N.A.	6/21/23	EUR	1,078	USD	1,173	18	—
JPMorgan Chase Bank, N.A.	6/21/23	EUR	589	USD	633	18	—
JPMorgan Chase Bank, N.A.	6/21/23	EUR	8,459	USD	9,088	259	—
JPMorgan Chase Bank, N.A.	6/21/23	EUR	292	USD	314	9	—
JPMorgan Chase Bank, N.A.	6/21/23	EUR	8,277	USD	8,806	340	—
JPMorgan Chase Bank, N.A.	6/21/23	EUR	12,444	USD	13,239	511	—
JPMorgan Chase Bank, N.A.	6/21/23	GBP	3,374	USD	4,201	43	—
JPMorgan Chase Bank, N.A.	6/21/23	GBP	1,700	USD	2,117	22	—
JPMorgan Chase Bank, N.A.	6/21/23	GBP	708	USD	848	43	—
JPMorgan Chase Bank, N.A.	6/21/23	GBP	15	USD	18	1	—
JPMorgan Chase Bank, N.A.	6/21/23	USD	1,164	EUR	1,057	—	4
JPMorgan Chase Bank, N.A.	6/21/23	USD	136	EUR	124	—	1
JPMorgan Chase Bank, N.A.	6/21/23	USD	78	EUR	71	—	1
JPMorgan Chase Bank, N.A.	6/21/23	USD	105	EUR	96	—	1
JPMorgan Chase Bank, N.A.	6/21/23	USD	3,717	EUR	3,488	—	137
JPMorgan Chase Bank, N.A.	6/21/23	USD	618	EUR	575	—	17
JPMorgan Chase Bank, N.A.	6/21/23	USD	2,298	EUR	2,110	—	34
JPMorgan Chase Bank, N.A.	6/21/23	USD	4,867	EUR	4,555	—	166
JPMorgan Chase Bank, N.A.	6/21/23	USD	504	EUR	472	—	17
JPMorgan Chase Bank, N.A.	6/21/23	USD	1,890	EUR	1,769	—	65
JPMorgan Chase Bank, N.A.	6/21/23	USD	2,208	EUR	2,075	—	85
JPMorgan Chase Bank, N.A.	6/21/23	USD	1,885	EUR	1,731	—	28
JPMorgan Chase Bank, N.A.	6/21/23	USD	2,560	EUR	2,331	—	16
JPMorgan Chase Bank, N.A.	6/21/23	USD	1,359	EUR	1,241	—	13
JPMorgan Chase Bank, N.A.	6/21/23	USD	267	GBP	213	—	1
JPMorgan Chase Bank, N.A.	6/21/23	USD	227	GBP	185	—	5
JPMorgan Chase Bank, N.A.	6/21/23	USD	73	GBP	59	—	2
JPMorgan Chase Bank, N.A.	6/21/23	USD	649	GBP	528	—	15
State Street Bank and Trust Company	6/21/23	CHF	188	USD	204	7	—
State Street Bank and Trust Company	6/21/23	CHF	36	USD	39	1	—

See notes to unaudited consolidated financial statements.
27

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	6/21/23	CHF	174	USD	192	$4	$—
State Street Bank and Trust Company	6/21/23	EUR	1,564	USD	1,723	6	—
State Street Bank and Trust Company	6/21/23	EUR	2,466	USD	2,712	13	—
State Street Bank and Trust Company	6/21/23	EUR	2,226	USD	2,448	12	—
State Street Bank and Trust Company	6/21/23	EUR	933	USD	995	35	—
State Street Bank and Trust Company	6/21/23	EUR	1,405	USD	1,502	50	—
State Street Bank and Trust Company	6/21/23	EUR	1,093	USD	1,177	31	—
State Street Bank and Trust Company	6/21/23	EUR	2,569	USD	2,809	30	—
State Street Bank and Trust Company	6/21/23	USD	621	CHF	569	—	19
State Street Bank and Trust Company	6/21/23	USD	2,944	EUR	2,663	1	—
State Street Bank and Trust Company	6/21/23	USD	2,673	EUR	2,411	9	—
State Street Bank and Trust Company	6/21/23	USD	2,773	EUR	2,501	9	—
State Street Bank and Trust Company	6/21/23	USD	1,156	EUR	1,062	—	17
State Street Bank and Trust Company	6/21/23	USD	1,343	EUR	1,233	—	20
State Street Bank and Trust Company	6/21/23	USD	2,303	EUR	2,141	—	63
State Street Bank and Trust Company	6/21/23	USD	9,343	EUR	8,759	—	336
State Street Bank and Trust Company	6/21/23	USD	380	EUR	356	—	14
State Street Bank and Trust Company	6/21/23	USD	8,051	EUR	7,548	—	290
State Street Bank and Trust Company	6/21/23	USD	860	GBP	688	—	5
State Street Bank and Trust Company	6/21/23	USD	1,239	GBP	1,003	—	23
State Street Bank and Trust Company	6/21/23	USD	1,679	GBP	1,359	—	30
State Street Bank and Trust Company	6/21/23	USD	276	GBP	224	—	5
State Street Bank and Trust Company	6/21/23	USD	441	GBP	357	—	8
State Street Bank and Trust Company	6/21/23	USD	664	GBP	542	—	18
State Street Bank and Trust Company	6/21/23	USD	424	GBP	357	—	25
State Street Bank and Trust Company	6/21/23	USD	780	GBP	643	—	29
State Street Bank and Trust Company	6/21/23	USD	656	GBP	533	—	14
State Street Bank and Trust Company	6/21/23	USD	935	GBP	759	—	20
State Street Bank and Trust Company	6/21/23	USD	146	GBP	118	—	3
Total Forward Foreign Currency Exchange Contracts						$1,487	$1,741

Interest Rate Swaps (Centrally Cleared)

Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
3.09%	SOFR	USD 255	7/18/33	Annually	$1	$1	$—
3.18%	SOFR	USD 67	9/15/33	Annually	(1)	—	1
3.18%	SOFR	USD 112	9/15/33	Annually	(1)	—	1
3.20%	SOFR	EUR 71	9/15/30	Annually	(1)	—	1
4.13%	SONIA	USD 4,799	2/17/25	Annually	36	36	—
2.53%	12 Month SOFR	USD 88	10/18/29	Monthly	5	5	—
2.53%	SOFR	USD 53	10/18/29	Monthly	3	3	—
2.54%	12 Month SOFR	USD 75	10/18/27	Monthly	3	3	—
2.54%	SOFR	USD 122	10/18/27	Monthly	5	5	—
3.64%	SOFR	EUR 70	10/17/25	Annually	1	1	—
4.04%	SOFR	EUR 489	10/28/26	Annually	(7)	—	7

See notes to unaudited consolidated financial statements.
28

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
0.57%	ESTRON	USD 3,812	4/13/24	Monthly	$112	$112	$—
1.01%	ESTRON	USD 1,582	4/13/27	Monthly	112	112	—
1.90%	1 Month ESTRON	USD 160	2/28/30	Monthly	10	10	—
3.89%	SONIA	EUR 1,761	12/21/27	Annually	12	12	—
Total Interest Rate Swaps (Centrally Cleared)					$290	$300	$10

Cross-Currency Swaps (Over-The-Counter)

Counterparty	Fund Pays	Fund Receives	Notional Amount of Currency Delivered	Notional Amount of Currency Received	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.215%)	SOFR	EUR 4,000	USD 4,358	4/11/26	Annually	$(44)	$—	$44
JPMorgan Chase Bank, N.A.	SONIO plus a spread of (0.9%)	SOFR	GBP 5,395	USD 6,709	4/21/26	Annually	(64)	—	64
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.2475%)	SOFR	EUR 4,924	USD 5,333	3/31/26	Annually	(77)	—	77
JPMorgan Chase Bank, N.A.	3 Month SONIO plus a spread of (0.925%)	SOFR	GBP 2,743	USD 3,278	3/6/26	Quarterly	(91)	—	91
JPMorgan Chase Bank, N.A.	3 Month SONIA plus a spread of (0.1830%)	SOFR	GBP 4,590	USD 5,614	12/6/25	Quarterly	(128)	—	128
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.2225%)	SOFR	EUR 13,109	USD 14,272	3/27/26	Annually	(141)	—	141
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.185%)	SOFR	EUR 14,994	USD 16,014	3/8/26	Annually	(418)	—	418
JPMorgan Chase Bank, N.A.	3 Month ESTRON plus a spread of (0.2550%)	SOFR	EUR 11,312	USD 11,844	12/6/25	Quarterly	(564)	—	564
JPMorgan Chase Bank, N.A.	3 Month ESTRON plus a spread of (0.1975%)	SOFR	EUR 27,724	USD 29,191	1/9/26	Quarterly	(1,381)	—	1,381
Total Cross-Currency Swaps (Over-The-Counter)							$(2,908)	$—	$2,908

See notes to unaudited consolidated financial statements.
29

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Total Return Debt Swaps (Over-The-Counter)(e)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.30%	California Statewide Communities Development Authority Multifamily Housing Revenue Bonds (La Mission Village Apartments Project, 5.75%, 5/1/49), Series 2006Q	USD 223	6/1/23	Monthly	$(13)	$—	$13
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.30%	Sacramento Housing Authority Multifamily Revenue Bonds (Willow Glen Apartments, 5.75%, 4/1/56), Series 2007F	USD 247	6/1/23	Monthly	(14)	—	14
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	District of Columbia Housing Finance Agency Multifamily Housing Revenue Bonds (Carver Apartments Project, 5.88%, 10/1/49), Series 2006	USD 369	6/1/23	Monthly	(15)	—	15
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.30%	City of Los Angeles Multifamily Housing Revenue Bonds (Windward Preservation Apartments, 5.85%, 10/1/44), Series 2006C	USD 403	6/1/23	Monthly	(16)	—	16
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	Louisiana Housing Finance Agency Multifamily Housing Revenue Bonds (The Crossings Apartments, 6.15%, 5/1/48) Series 2006	USD 374	6/1/23	Monthly	(16)	—	16
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.30%	San Antonio Housing Finance Corporation Multifamily Housing Revenue Bonds (Artisan at Salado Heights, 5.80%, 5/1/50), Series 2006	USD 700	6/1/23	Monthly	(17)	—	17

See notes to unaudited consolidated financial statements.
30

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	Texas Department of Housing and Community Affairs Multifamily Housing Revenue Bonds (Santora Villas Apartments, 5.80%, 5/1/47), Series 2007	USD 619	6/1/23	Monthly	$(17)	$—	$17
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	California Statewide Communities Development Authority Multifamily Housing Revenue Bonds (Rose of Sharon Senior Homes, 5.85%, 3/1/45) Series 2006PP	USD 273	6/1/23	Monthly	(19)	—	19
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	Massachusetts Development Finance Agency Housing Revenue Bonds (East Canton Apartments Project, 5.90%, 5/1/55) Series 2006A	USD 587	6/1/23	Monthly	(37)	—	37
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	San Antonio Housing Finance Corporation Multifamily Housing Revenue Bonds (Costa Miranda Apartments Project, 6.10%, 10/1/50), Series 2006	USD 601	6/1/23	Monthly	(44)	—	44
Total Total Return Debt Swaps (Over-The-Counter)						$(208)	$—	$208

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Denominated in U.S. dollars unless otherwise noted.

(c)Fair value is determined by FS Credit Income Fund’s (the “Fund”) investment adviser, FS Credit Income Advisor, LLC (“FS Credit Income Advisor”), which has been designated by the Fund’s board of trustees (the “Board”) as its valuation designee. See notes 2 and 8 for additional information regarding FS Credit Income Advisor’s policy on the valuation of the Fund’s investments, fair value hierarchy levels and other significant accounting policies.

(d)Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of April 30, 2023, the one-month, three-month and six-month London Interbank Offered Rate (“LIBOR” or “L”) was 5.06%, 5.30% and 5.34%, respectively, the one-month, three-month and six-month Euro Interbank Offered Rate (“EURIBOR” or “E”) was 3.05%, 3.26% and 3.64%, respectively, the three-month GBP London Interbank Offered Rate (“GBP LIBOR” or “L GBP”) was 4.62%, the Swiss Average Rate Overnight (“SARON”) was 1.42%, the SIFMA Municipal Swap Index was 3.86%, the Sterling Overnight Index Average (“SONIA”) was 4.18%, the U.S. Prime rate (“P”) was 8.00%, the one-month, three-month and six-month Secured Overnight Financing Rate (“SOFR” or “S”) was 5.02%, 5.09% and 5.08%, respectively, and the Euro Short-Term Rate Volume Weighted Trimmed Mean Rate (“ESTRON”) was 2.89%.

(e)Security is classified as Level 3 in the Fund’s fair value hierarchy (See Note 8).

(f)Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(g)Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $259,966, which represents approximately 49.3% of net assets as of April 30, 2023.

(h)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the reverse repurchase agreement.

(i)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). Securities may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to terms and conditions governing the prime brokerage facility with BNP. As of April 30, 2023, there were no securities rehypothecated by BNP.

See notes to unaudited consolidated financial statements.
31

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2023 (in thousands, except share amounts)

(j)Security is in default.

(k)Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(l)Security is non-income producing.

(m)Position or portion thereof unsettled as of April 30, 2023.

(n)The security has a perpetual maturity; the date displayed is the next call date.

(o)Issued with a zero coupon. Income is recognized through the accretion of discount.

(p)Issuer of the security is an affiliate of the Fund’s investment sub-adviser, GoldenTree Asset Management Credit Advisor LLC.

(q)Security is reflected in shares.

(r)Security held within FS Credit Income Equity Blocker, LLC, a wholly-owned subsidiary of the Fund.

(s)Rate represents the seven-day yield as of April 30, 2023. Morgan Stanley Institutional Liquidity Fund’s financial statements are available on the SEC’s website at http://www.sec.gov.

(t)Includes the effect of investments sold short, forward foreign currency exchange contracts, swap contracts and reverse repurchase agreements payable.

CDO - Collateralized Debt Obligation

CHF - Swiss Franc

COP - Certificates of Participation

EUR - Euro

FRN - Floating Rate Note

GBP - British Pound

MBS - Mortgage-Backed Security

PIK - Payment In Kind

USD - U.S. Dollar

£ - British Pound

€ - Euro

$ - U.S. Dollar

FS Credit Income Fund

Unaudited Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

See notes to unaudited consolidated financial statements.
32

April 30, 2023
Assets
Investments, at fair value (amortized cost—$629,644)	$610,999
Cash	3,093
Restricted cash	1,496
Foreign currency (cost—$1,336)	1,343
Cash collateral pledged at broker for centrally cleared interest rate swap agreements	214
Collateral held at broker(1)	5,503
Receivable for investments sold	10,683
Receivable from Fund shares sold	4,065
Reimbursement due from adviser(2)	221
Dividends receivable	22
Interest receivable	8,059
Unrealized appreciation on forward foreign currency exchange contracts	1,487
Prepaid expenses and other assets	77
Total assets	$647,262

Liabilities
Financing arrangement payable	$41,529
Repurchase agreement payable	41,735
Investments sold short, at fair value (proceeds $1,662)	1,723
Unrealized depreciation on forward foreign currency exchange contracts	1,741
Payable for variation margin on centrally cleared interest rate swaps	15
Unrealized depreciation on over-the-counter swap contracts	3,116
Collateral due to broker	131
Payable for investments purchased	26,629
Management fees payable	2,382
Administrative services expense payable	2
Accounting and administrative fees payable	100
Interest expense payable	322
Professional fees payable	158
Trustees’ fees payable	9
Interest payable for investments sold short	29
Shareholder service fee payable—Class A	1
Shareholder service and distribution fees payable—Class T	1
Distribution fee payable—Class U	89
Shareholder service and distribution fees payable—Class U-2	16
Other accrued expenses and liabilities	132
Total liabilities	$119,860
Net assets	$527,402

Commitments and contingencies ($2,746)(3)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$45
Capital in excess of par value	572,791
Accumulated earnings (deficit)	(45,434)
Net assets	$527,402

See notes to unaudited consolidated financial statements.
33

FS Credit Income Fund

Unaudited Consolidated Statement of Assets and Liabilities (continued)

(in thousands, except share and per share amounts)

April 30, 2023
Class A Shares
Net Assets	$7,046
Shares Outstanding	597,128
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.80
Maximum Offering Price Per Share ($11.80 ÷ 94.25% of net asset value per share)	$12.52

Class I Shares
Net Assets	$322,025
Shares Outstanding	27,205,753
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.84

Class T Shares
Net Assets	$3,024
Shares Outstanding	255,658
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.83
Maximum Offering Price Per Share ($11.83 ÷ 96.50% of net asset value per share)	$12.26

Class U Shares
Net Assets	$146,472
Shares Outstanding	12,435,577
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.78

Class U-2 Shares
Net Assets	$48,835
Shares Outstanding	4,113,612
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.87
Maximum Offering Price Per Share ($11.87 ÷ 97.50% of net asset value per share(4)	$12.17

(1)Represents cash on deposit at broker.

(2)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(3)See Note 11 for a discussion of the Fund’s commitments and contingencies.

(4)A contingent deferred sales charge of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase.

See notes to unaudited consolidated financial statements.
34

FS Credit Income Fund

Unaudited Consolidated Statement of Operations

(in thousands)

Six Months Ended April 30, 2023
Investment income
Interest income	$24,442
Fee income	249
Dividend income	120
Total investment income	24,811

Operating expenses
Management fees	4,817
Administrative services expenses	52
Accounting and administrative fees	332
Interest expense	2,138
Professional fees	258
Trustees’ fees	50
Shareholder service fee—Class A	10
Shareholder service and distribution fees—Class T	7
Distribution fee—Class U	542
Shareholder service and distribution fees—Class U-2	88
Other general and administrative expenses	523
Total operating expenses	8,817
Less: Expense reimbursement(1)	(597)
Net operating expenses	8,220
Net investment income before taxes	16,591
Excise tax	151
Net investment income	16,440

Realized and unrealized gain/loss
Net realized gain (loss) on investments	(8,203)
Net realized gain (loss) on forward foreign currency exchange contracts	834
Net realized gain (loss) on swap contracts	4,397
Net realized gain (loss) on investments sold short	(420)
Net realized gain (loss) on futures contracts	(15)
Net realized gain (loss) on foreign currency	307
Net change in unrealized appreciation (depreciation) on investments	32,567
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(3,020)
Net change in unrealized appreciation (depreciation) on swap contracts	(10,857)
Net change in unrealized appreciation (depreciation) on investments sold short	(211)
Net change in unrealized appreciation (depreciation) on futures contracts	(47)
Net change in unrealized gain (loss) on foreign currency	109
Total net realized gain (loss) and unrealized appreciation (depreciation)	15,441
Net increase (decrease) in net assets resulting from operations	$31,881

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to unaudited consolidated financial statements.
35

FS Credit Income Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations
Net investment income	$16,440	$21,564
Net realized gain (loss) on investments, forward foreign currency exchange contracts, swap contracts, investments sold short, futures contracts and foreign currency	(3,100)	(21,934)
Net change in unrealized appreciation (depreciation) on investments	32,567	(60,358)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(3,020)	2,304
Net change in unrealized appreciation (depreciation) on swap contracts	(10,857)	7,357
Net change in unrealized appreciation (depreciation) on investments sold short	(211)	110
Net change in unrealized appreciation (depreciation) on futures contracts	(47)	(56)
Net change in unrealized gain (loss) on foreign currency	109	(129)
Net increase (decrease) in net assets resulting from operations	31,881	(51,142)

Shareholder distributions(1)
Distributions to shareholders
Class A	(253)	(583)
Class I	(10,290)	(17,286)
Class T	(94)	(163)
Class U	(4,432)	(7,661)
Class U-2	(1,211)	(1,786)
Net decrease in net assets resulting from shareholder distributions	(16,280)	(27,479)

Capital share transactions(2)
Net increase in net assets resulting from capital share transactions	38,674	104,222

Total increase in net assets	54,275	25,601
Net assets at beginning of period	473,127	447,526
Net assets at end of period	$527,402	$473,127

(1)See Note 5 for a discussion of the sources of distributions paid by the Fund.

(2)See Note 3 for a discussion of the Fund’s common share transactions.

See notes to unaudited consolidated financial statements.
36

FS Credit Income Fund

Unaudited Consolidated Statement of Cash Flows

(in thousands)

Six Months Ended April 30, 2023
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$31,881
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(526,625)
Proceeds from sales and repayments of investments	521,068
Investments sold short, net	(5,170)
Net realized (gain) loss on investments	8,203
Net realized (gain) loss on investments sold short	420
Net change in unrealized (appreciation) depreciation on investments	(32,567)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	3,020
Net change in unrealized (appreciation) depreciation on swap contracts	10,857
Net change in unrealized (appreciation) depreciation on investments sold short	211
Net change in unrealized (appreciation) depreciation on futures contracts	47
Accretion of discount	(2,495)
(Increase) decrease in centrally cleared interest rate swap agreements	(214)
(Increase) decrease in collateral held at broker	(781)
(Increase) decrease in receivable for investments sold	196
(Increase) decrease in reimbursement due from adviser(1)	52
(Increase) decrease in dividends receivable	(16)
(Increase) decrease in interest receivable	(501)
(Increase) decrease in payment due from broker	1
(Increase) decrease in prepaid expenses and other assets	319
Increase (decrease) in repurchase agreement payable	32,920
Increase (decrease) in collateral due to broker	(9,114)
Increase (decrease) in payable for investments purchased	8,195
Increase (decrease) in management fees payable	(16)
Increase (decrease) in administrative services expenses payable	(1)
Increase (decrease) in accounting and administrative fees payable	(331)
Increase (decrease) in interest expense payable	(58)
Increase (decrease) in professional fees payable	(42)
Increase (decrease) in interest payable for investments sold short	(51)
Increase (decrease) in trustees’ fees payable	(19)
Increase (decrease) in shareholder service fee payable—Class A	(1)
Increase (decrease) in distribution fee payable—Class U	1
Increase (decrease) in shareholder service and distribution fees payable—Class U-2	6
Increase (decrease) in other accrued expenses and liabilities	(87)
Net cash provided by (used in) operating activities	39,308

Cash flows from financing activities
Issuance of common shares	87,580
Repurchases of common shares	(61,701)
Shareholder distributions paid	(7,322)
Borrowings under financing arrangement(2)	293,631
Repayments under financing arrangement(2)	(350,734)
Net cash provided by (used in) financing activities	(38,546)
Total increase (decrease) in cash	762
Cash, restricted cash and foreign currency at beginning of period	5,170
Cash, restricted cash and foreign currency at end of period(3)	$5,932

Supplemental disclosure
Reinvestment of shareholder distributions	$8,958

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)See Note 9 for a discussion of the Fund’s financing arrangement. During the six months ended April 30, 2023, borrowings under the financing arrangement included $2,196 of capitalized interest.

(3)Balance includes cash and foreign currency of $4,436 and restricted cash of $1,496. Restricted cash is the cash collateral required to be posted pursuant to the Fund’s derivative contracts.

See notes to unaudited consolidated financial statements.
37

FS Credit Income Fund

Unaudited Consolidated Financial Highlights—Class A Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31				Period from June 1, 2018 (Commencement of Operations) through October 31, 2018
			2022	2021	2020	2019
Per Share Data:(1)
Net asset value, beginning of period	$11.43		$13.46	$12.26	$12.71	$12.87	$12.89
Results of operations
Net investment income(2)	0.35		0.56	0.52	0.61	0.63	0.23
Net realized gain (loss) and unrealized appreciation (depreciation)	0.41		(1.87)	1.40	(0.34)	(0.06)	0.12
Net increase (decrease) in net assets resulting from operations	0.76		(1.31)	1.92	0.27	0.57	0.35
Shareholder Distributions:(3)
Distributions from net investment income	(0.39)		(0.72)	(0.72)	(0.72)	(0.73)	(0.37)
Distributions from net realized gain on investments	—		—	—	—	(0.00)	—
Net decrease in net assets resulting from shareholder distributions	(0.39)		(0.72)	(0.72)	(0.72)	(0.73)	(0.37)
Net asset value, end of period	$11.80		$11.43	$13.46	$12.26	$12.71	$12.87
Shares outstanding, end of period	597,128		835,216	728,645	748,523	949,993	69,904
Total return(4)	6.76	%(5)	(9.92)%	15.82%	2.48%	4.56%	2.72	%(5)

Ratio/Supplemental Data:
Net assets, end of period	$7,046		$9,543	$9,811	$9,175	$12,072	$900
Ratio of net investment income to average net assets(6)(7)	6.62%		4.46%	3.92%	4.98%	4.92%	4.30%
Ratio of total expenses to average net assets(6)	3.58%		2.91%	3.00%	3.22%	3.34%	4.28%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.24)%		(0.16)%	(0.29)%	(0.35)%	(0.55)%	(1.59)%
Ratio of net expenses to average net assets(6)	3.34%		2.75%	2.71%	2.87%	2.79%	2.69%
Portfolio turnover rate	88	%(5)	121%	113%	166%	126%	114	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$41,529		$98,632	$53,218	$65,987	$36,094	$10,175
Asset coverage, per $1,000 of credit facility borrowings(8)	$13,700		$5,797	$9,409	$4,859	$6,602	$11,643
Asset coverage ratio per unit(8)	13.70		5.80	9.41	4.86	6.60	11.64

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets for the applicable period is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 6.38%, 4.30%, 3.63%, 4.63%, 4.37% and 2.71% for the six months ended April 30, 2023, and for the years ended October 31, 2022, 2021, 2020 and 2019, and for the period from June 1, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.
38

FS Credit Income Fund

Unaudited Consolidated Financial Highlights—Class I Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31
			2022	2021	2020	2019	2018
Per Share Data:(1)
Net asset value, beginning of period	$11.47		$13.50	$12.29	$12.74	$12.89	$12.50
Results of operations
Net investment income(2)	0.41		0.59	0.56	0.64	0.66	0.56
Net realized gain (loss) and unrealized appreciation (depreciation)	0.37		(1.87)	1.40	(0.34)	(0.06)	0.39
Net increase (decrease) in net assets resulting from operations	0.78		(1.28)	1.96	0.30	0.60	0.95
Shareholder Distributions:(3)
Distributions from net investment income	(0.41)		(0.75)	(0.75)	(0.75)	(0.75)	(0.56)
Distributions from net realized gain on investments	—		—	—	—	(0.00)	—
Net decrease in net assets resulting from shareholder distributions	(0.41)		(0.75)	(0.75)	(0.75)	(0.75)	(0.56)
Net asset value, end of period	$11.84		$11.47	$13.50	$12.29	$12.74	$12.89
Shares outstanding, end of period	27,205,753		25,234,440	20,176,345	16,079,816	14,845,927	8,322,844
Total return(4)	6.87	%(5)	(9.67)%	16.16%	2.76%	4.82%	7.68%

Ratio/Supplemental Data:
Net assets, end of period	$322,025		$289,321	$272,424	$197,633	$189,185	$107,317
Ratio of net investment income to average net assets(6)(7)	6.90%		4.74%	4.16%	5.27%	5.17%	4.38%
Ratio of total expenses to average net assets(6)	3.35%		2.68%	2.74%	2.97%	3.09%	3.65%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.24)%		(0.16)%	(0.29)%	(0.35)%	(0.55)%	(1.33)%
Ratio of net expenses to average net assets(6)	3.11%		2.52%	2.45%	2.62%	2.54%	2.32%
Portfolio turnover rate	88	%(5)	121%	113%	166%	126%	114	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$41,529		$98,632	$53,218	$65,987	$36,094	$10,175
Asset coverage, per $1,000 of credit facility borrowings(8)	$13,700		$5,797	$9,409	$4,859	$6,602	$11,643
Asset coverage ratio per unit(8)	13.70		5.80	9.41	4.86	6.60	11.64

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 6.66%, 4.58%, 3.87%, 4.92%, 4.62% and 3.05% for the six months ended April 30, 2023, and for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.
39

FS Credit Income Fund

Unaudited Consolidated Financial Highlights—Class T Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31				Period from August 14, 2018 (Commencement of Operations) through October 31, 2018
			2022	2021	2020	2019
Per Share Data:(1)
Net asset value, beginning of period	$11.46		$13.49	$12.28	$12.74	$12.90	$13.03
Results of operations
Net investment income(2)	0.37		0.53	0.49	0.58	0.60	0.12
Net realized gain (loss) and unrealized appreciation (depreciation)	0.38		(1.87)	1.40	(0.35)	(0.06)	(0.07)
Net increase (decrease) in net assets resulting from operations	0.75		(1.34)	1.89	0.23	0.54	0.05
Shareholder Distributions:(3)
Distributions from net investment income	(0.38)		(0.69)	(0.68)	(0.69)	(0.70)	(0.18)
Distributions from net realized gain on investments	—		—	—	—	(0.00)	—
Net decrease in net assets resulting from shareholder distributions	(0.38)		(0.69)	(0.68)	(0.69)	(0.70)	(0.18)
Net asset value, end of period	$11.83		$11.46	$13.49	$12.28	$12.74	$12.90
Shares outstanding, end of period	255,658		250,038	226,670	154,266	71,205	5,832
Total return(4)	6.60	%(5)	(10.13)%	15.59%	2.19%	4.36%	0.39	%(5)

Ratio/Supplemental Data:
Net assets, end of period	$3,024		$2,865	$3,059	$1,895	$907	$75
Ratio of net investment income to average net assets(6)(7)	6.39%		4.21%	3.63%	4.80%	4.67%	4.28%
Ratio of total expenses to average net assets(6)	3.85%		3.18%	3.24%	3.48%	3.59%	4.18%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.24)%		(0.16)%	(0.29)%	(0.35)%	(0.55)%	(1.14)%
Ratio of net expenses to average net assets(6)	3.61%		3.02%	2.95%	3.13%	3.04%	3.04%
Portfolio turnover rate	88	%(5)	121%	113%	166%	126%	114	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$41,529		$98,632	$53,218	$65,987	$36,094	$10,175
Asset coverage, per $1,000 of credit facility borrowings(8)	$13,700		$5,797	$9,409	$4,859	$6,602	$11,643
Asset coverage ratio per unit(8)	13.70		5.80	9.41	4.86	6.60	11.64

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class T common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 6.15%, 4.05%, 3.34%, 4.45%, 4.12% and 3.14% for the six months ended April 30, 2023, and for the years ended October 31, 2022, 2021, 2020 and 2019, and for the period from August 14, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.
40

FS Credit Income Fund

Unaudited Consolidated Financial Highlights—Class U Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31			Period from September 17, 2019 (Commencement of Operations) through October 31, 2019
			2022	2021	2020
Per Share Data:(1)
Net asset value, beginning of period	$11.41		$13.44	$12.24	$12.73	$13.06
Results of operations
Net investment income(2)	0.36		0.49	0.45	0.57	0.07
Net realized gain (loss) and unrealized appreciation (depreciation)	0.37		(1.86)	1.40	(0.36)	(0.22)
Net increase (decrease) in net assets resulting from operations	0.73		(1.37)	1.85	0.21	(0.15)
Shareholder Distributions:(3)
Distributions from net investment income	(0.36)		(0.66)	(0.65)	(0.70)	(0.18)
Net decrease in net assets resulting from shareholder distributions	(0.36)		(0.66)	(0.65)	(0.70)	(0.18)
Net asset value, end of period	$11.78		$11.41	$13.44	$12.24	$12.73
Shares outstanding, end of period	12,435,577		12,436,322	10,320,524	3,754,756	1,531
Total return(4)	6.50	%(5)	(10.40)%	15.31%	2.03%	(1.12	)%(5)
Ratio/Supplemental Data:
Net assets, end of period	$146,472		$141,863	$138,704	$45,958	$20
Ratio of net investment income to average net assets(6)(7)	6.14%		3.97%	3.35%	4.75%	4.28%
Ratio of total expenses to average net assets(6)	4.10%		3.43%	3.48%	3.73%	3.85%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.24)%		(0.16)%	(0.29)%	(0.34)%	(0.55)%
Ratio of net expenses to average net assets(6)	3.86%		3.27%	3.19%	3.39%	3.30%
Portfolio turnover rate	88	%(5)	121%	113%	166%	126	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$41,529		$98,632	$53,218	$65,987	$36,094
Asset coverage, per $1,000 of credit facility borrowings(8)	$13,700		$5,797	$9,409	$4,859	$6,602
Asset coverage ratio per unit(8)	13.70		5.80	9.41	4.86	6.60

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 5.90%, 3.81%, 3.06%, 4.41% and 3.73% for the six months ended April 30, 2023, and for the years ended October 31, 2022, 2021, 2020, and for the period from September 17, 2019 (Commencement of Operations) through October 31, 2019, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.
41

FS Credit Income Fund

Unaudited Consolidated Financial Highlights—Class U-2 Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31, 2022	Period from December 18, 2020 (Commencement of Operations) through October 31, 2021
Per Share Data:(1)
Net asset value, beginning of period	$11.50		$13.52	$13.24
Results of operations
Net investment income(2)	0.41		0.58	0.39
Net realized gain (loss) and unrealized appreciation (depreciation)	0.34		(1.87)	0.54
Net increase (decrease) in net assets resulting from operations	0.75		(1.29)	0.93
Shareholder distributions:(3)
Distributions from net investment income	(0.38)		(0.73)	(0.65)
Net decrease in net assets resulting from shareholder distributions	(0.38)		(0.73)	(0.65)
Net asset value, end of period	$11.87		$11.50	$13.52
Shares outstanding, end of period	4,113,612		2,568,950	1,739,492
Total return(4)	6.59	%(5)	(9.70)%	7.16	%(5)
Ratio/Supplemental Data:
Net assets, end of period	$48,835		$29,535	$23,528
Ratio of net investment income to average net assets(6)(7)	6.35%		4.67%	3.33%
Ratio of total expenses to average net assets(6)	3.83%		2.77%	3.41%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.24)%		(0.16)%	(0.29)%
Ratio of net expenses to average net assets(6)	3.59%		2.61%	3.12%
Portfolio turnover rate	88	%(5)	121%	113	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$41,529		$98,632	$53,218
Asset coverage, per $1,000 of credit facility borrowings(8)	$13,700		$5,797	$9,409
Asset coverage ratio per unit(8)	13.70		5.80	9.41

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U-2 common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 6.11%, 4.51% and 3.04% for the six months ended April 30, 2023, and for the year ended October 31, 2022 and for the period from December 18, 2020 (Commencement of Operations) through October 31, 2021, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

42

Note 1. Principal Business and Organization

FS Credit Income Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on October 27, 2016 and commenced investment operations on November 1, 2017. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a closed-end management investment company. During the six months ended April 30, 2023, the Fund’s diversification classification under the Investment Company Act of 1940, as amended (the “1940 Act”) automatically converted from non-diversified to diversified status because the Fund operated as a diversified fund for a period of three years.

The Fund is a continuously offered, diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund offers seven classes of shares of beneficial interest — Class A Shares, Class I Shares, Class L Shares, Class M Shares, Class T Shares, Class U Shares and Class U-2 Shares (each defined below), which are substantially the same except that each class of shares has different sales charges and expenses. Shares are offered at a public offering price equal to the then-current net asset value per share of the applicable class, plus, in the case of Class A Shares, Class L Shares, Class T Shares and Class U-2 Shares, the applicable Sales Load. “Sales Load” includes selling commissions of up to 5.75% for Class A Shares, up to 3.50% for Class L Shares and Class T Shares and up to 2.50% for Class U-2 Shares. A contingent deferred sales charge of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”), as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).

As of April 30, 2023, the Fund had a wholly-owned subsidiary through which it holds an interest in a portfolio company. The consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiary it consolidated as of April 30, 2023 in accordance with U.S. generally accepted accounting principles (“GAAP”). All intercompany transactions have been eliminated in consolidation. The Fund’s consolidated subsidiary is subject to U.S. federal and state income taxes.

The Fund’s investment objective is to provide attractive total returns, including current income and capital appreciation. Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations. The securities acquired by the Fund may include all types of debt and equity obligations and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity. There is no geographical or currency limitation on securities acquired by the Fund. The Fund may purchase debt and equity securities of non-U.S. governments and corporate entities domiciled outside of the U.S., including emerging market issuers.

The investment adviser to the Fund, FS Credit Income Advisor, LLC (“FS Credit Income Advisor”), oversees the management of the Fund’s activities and is responsible for developing investment guidelines with the GoldenTree Sub-Advisor (as defined below) and overseeing investment decisions for the Fund’s portfolio. FS Credit Income Advisor has engaged GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Advisor”), a wholly owned subsidiary of GoldenTree Asset Management LP (“GoldenTree”), to act as the Fund’s investment sub-adviser and make investment decisions for the Fund’s portfolio, subject to the oversight of FS Credit Income Advisor.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with GAAP for interim information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended October 31, 2022 included in the Fund’s certified shareholder report on Form N-CSR. Operating results for the six months ended April 30, 2023 are not necessarily indicative of the results that may be expected for the year ending October 31, 2023. As provided under Accounting Standards Codification Topic 946, or ASC Topic 946, Financial Services — Investment Companies, the Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiary in its unaudited consolidated financial statements. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under ASC Topic 946. The Fund has evaluated the impact of subsequent events through the date the unaudited consolidated financial statements were issued.

Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

43

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.

Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest (“Class L Share”), Class T share of beneficial interest (“Class T Share”) and Class U-2 share of beneficial interest (“Class U-2 Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”), Class M share of beneficial interest (“Class M Share”) and Class U share of beneficial interest (“Class U Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund calculates NAV by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Fund’s board of trustees (“Board”) is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to FS Credit Income Advisor’s valuation policy. As permitted by Rule 2a-5 of the 1940 Act, the Board has designated FS Credit Income Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process as set forth in FS Credit Income Advisor’s valuation policy. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, FS Credit Income Advisor has adopted methods for determining the fair value of such securities and other assets, pursuant to its responsibility for applying such fair valuation methods that has been designated to it by the Board. In connection with the valuation process, the Board receives valuation reports from FS Credit Income Advisor as valuation designee on a quarterly basis.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”). The Fund also intends to invest in certain illiquid securities issued by private companies and/or thinly traded public companies. These investments are generally subject to restrictions on resale and ordinarily have not established a trading market.

For purposes of calculating NAV, the Fund uses the following valuation methods:

•The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by FS Credit Income Advisor to be unreliable (and therefore, not readily available), FS Credit Income Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation firm or by FS Credit Income Advisor’s fair value committee. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such investments. In all such cases, investments are valued at the mid-point of the prevailing bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by FS Credit Income Advisor.

•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Credit Income Advisor, under the oversight of the Board, in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board. In making such determination, it is expected that FS Credit Income Advisor may rely upon valuations obtained from an approved

44

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

independent third-party valuation firm. With respect to these investments for which market quotations are not readily available, the Fund will undertake a multi-step fair valuation process each quarter, as described below:

•Monthly, FS Credit Income Advisor will determine and document valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•The quarterly fair valuation process will begin with FS Credit Income Advisor facilitating the delivery of updated quarterly financial and other information relating to each investment to the independent third-party valuation service;

•The independent third-party valuation service then reviews and analyzes the information, along with relevant market and economic data, and determines proposed valuations for each investment according to the valuation methodologies in FS Credit Income Advisor’s valuation policy and communicates the information to FS Credit Income Advisor in the form of a valuation range;

•FS Credit Income Advisor then reviews the preliminary valuation information for each portfolio company or investment and provides feedback about the accuracy, completeness and timeliness of the valuation-related inputs considered by the independent third-party valuation service and any suggested revisions thereto prior to the independent third-party valuation service finalizing its valuation range;

•FS Credit Income Advisor then provides the Audit Committee of the Board with valuation-related information for each investment along with any applicable supporting materials and other information that is relevant to the fair valuation process;

•The Audit Committee of the Board meets with FS Credit Income Advisor to receive the relevant quarterly reporting and to discuss any questions from the Audit Committee in connection with the Audit Committee of the Board’s role in overseeing the fair valuation process; and preliminary valuations will then be presented to and discussed with the Audit Committee of the Board;

•Following the completion of fair value oversight activities, the Audit Committee of the Board, with assistance from FS Credit Income Advisor, provides the Board with a report regarding the quarterly valuation process.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s unaudited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited consolidated financial statements. In making its determination of fair value, FS Credit Income Advisor may use any approved independent third-party pricing or valuation services. However, FS Credit Income Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information sourced by FS Credit Income Advisor, or provided by any approved independent third-party valuation or pricing service, that FS Credit Income Advisor deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that FS Credit Income Advisor, any approved independent third-party valuation service and the Audit Committee of the Board may consider when determining the fair value of the Fund’s investments.

The valuation methods utilized for each portfolio company may vary depending on industry and company-specific considerations. Typically, the first step is to make an assessment as to the enterprise value of the portfolio company’s business in order to establish whether the portfolio company’s enterprise value is greater than the amount of its debt as of the valuation date. This analysis helps to determine a risk profile for the applicable portfolio company and its related investments, and the appropriate valuation methodology to utilize as part of the security valuation analysis. The enterprise valuation may be determined using a market or income approach.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing yields for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into valuation models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which there is no liquid public market are valued at fair value. Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security. Generally, the value of the Fund’s equity interests in public companies for which market quotations are

45

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value. Publicly traded securities that carry certain restrictions on sale will typically be valued at a discount from the public market values of the securities, where applicable.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Futures contracts traded on exchanges typically will be valued daily at their last sale price. Swaps (other than centrally cleared) typically will be valued at their prices obtained from an independent third party and are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by brokers/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. Swaps that cannot be valued from an independent third party may be valued using prices supplied by the counterparty but will be considered Level 3 investments and thus subject to the multi-step fair valuation process, as described previously. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts, futures contracts and swaps will not be recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts, futures contracts and swaps will be recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they will be recorded as net realized gain (loss). Reverse repurchase agreements are valued at cost, which approximates fair value.

Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on relative net assets.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized or accreted as interest income, using the effective interest method, over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs primarily include third-party expenses incurred in marketing the Fund’s common shares. FS Investments has agreed to assume all of the Fund’s organization and offering costs and will not seek reimbursement of such costs.

46

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain the Fund’s qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s unaudited consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the six months ended April 30, 2023, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s unaudited consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Interest Rate Futures Contracts: The Fund enters into interest rate futures contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, changes in interest rates (interest rate risk). An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Interest rate futures contracts, when used by the Fund, help to manage the overall exposure to rising interest rates.

Cross-currency Swaps: The Fund enters into cross-currency swaps to gain or mitigate exposure on foreign currency exchange rate risk. Cross-currency swaps are contracts in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. Cross-currency swaps, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate.

Interest Rate Swaps: The Fund enters into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund enters into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.

Total Return Swaps: The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

47

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Credit Default Swaps: The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement.

Reverse Repurchase Agreements: The Fund utilizes reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. Reverse repurchase agreements are valued at cost, which approximates fair value.

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund currently intends to authorize, declare and pay ordinary cash distributions on a quarterly basis. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the six months ended April 30, 2023 and the year ended October 31, 2022:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	48,585	$572	247,251	$3,218
Reinvestment of Distributions	12,214	142	31,448	380
Total Gross Proceeds	60,799	714	278,699	3,598
Commissions and Dealer Manager Fees	—	(8)	—	(20)
Net Proceeds to the Fund	60,799	706	278,699	3,578
Share Repurchase Program	(298,887)	(3,526)	(82,475)	(1,028)
Transfers Out	—	—	(89,653)	(1,106)
Net Proceeds from Class A Share Transactions	(238,088)	$(2,820)	106,571	$1,444

Class I Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	5,493,942	$65,036	9,268,618	$117,384
Reinvestment of Distributions	362,563	4,226	601,167	7,263
Total Gross Proceeds	5,856,505	69,262	9,869,785	124,647
Share Repurchase Program	(3,885,192)	(45,973)	(4,903,699)	(61,471)
Transfers In	—	—	92,009	1,141
Net Proceeds from Class I Share Transactions	1,971,313	$23,289	5,058,095	$64,317

48

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022
Class T Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	1,136	$13	23,073	$298
Reinvestment of Distributions	6,078	71	10,375	126
Total Gross Proceeds	7,214	84	33,448	424
Commissions and Dealer Manager Fees	—	—	—	(6)
Net Proceeds to the Fund	7,214	84	33,448	418
Share Repurchase Program	(1,594)	(19)	(7,434)	(98)
Transfers Out	—	—	(2,646)	(35)
Net Proceeds from Class T Share Transactions	5,620	$65	23,368	$285

Class U Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	426,086	$5,005	2,571,805	$33,026
Reinvestment of Distributions	294,270	3,416	514,732	6,212
Total Gross Proceeds	720,356	8,421	3,086,537	39,238
Share Repurchase Program	(744,860)	(8,777)	(1,130,617)	(13,867)
Transfers In	23,759	276	159,878	1,802
Net Proceeds from Class U Share Transactions	(745)	$(80)	2,115,798	$27,173

Class U-2 Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	1,736,550	$20,850	977,674	$12,880
Reinvestment of Distributions	94,286	1,103	133,993	1,612
Total Gross Proceeds	1,830,836	21,953	1,111,667	14,492
Commissions and Dealer Manager Fees	—	(327)	—	(199)
Net Proceeds to the Fund	1,830,836	21,626	1,111,667	14,293
Share Repurchase Program(1)	(262,597)	(3,130)	(123,598)	(1,488)
Transfers Out	(23,577)	(276)	(158,611)	(1,802)
Net Proceeds from Class U-2 Share Transactions	1,544,662	$18,220	829,458	$11,003
Net Proceeds to the Fund	3,282,762	$38,674	8,133,290	$104,222

(1)A contingent deferred sales charge of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase.

Share Repurchase Program

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

49

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.

During the six months ended April 30, 2023, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Tendered (all classes)
December 14, 2022	5%(1)	2,553,968	5.95%
March 15, 2023	5%(1)	2,639,162	5.96%
Total		5,193,130

(1)The Fund repurchased the additional 0.95% and 0.96%, respectively, of outstanding shares tendered pursuant to Rule 23c-3(b)(5) of the 1940 Act.

Distribution Plan

The Fund, with respect to its Class L, Class M, Class T, Class U and Class U-2 Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M, Class T, Class U and Class U-2 Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund pays a distribution fee at an annual rate of 0.25% of average daily net assets for Class L, Class M and Class T Shares, 0.50% of average daily net assets for Class U-2 Shares and 0.75% of average daily net assets for Class U Shares attributable to the respective share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund. For the six months ended April 30, 2023, Class T, Class U and Class U-2 Shares incurred distribution fees of $3, $542 and $59, respectively.

Shareholder Service Expenses

The Fund has adopted a shareholder services plan with respect to its Class A, Class L, Class T and Class U-2 Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general

50

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Credit Income Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L, Class T and Class U-2 Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L, Class T and Class U-2 Shares, respectively. For the six months ended April 30, 2023, Class A, Class T and Class U-2 Shares incurred shareholder service fees of $10, $4 and $29, respectively.

Note 4. Related Party Transactions

Compensation of the Investment Adviser, Sub-Adviser and their Affiliates

Pursuant to the investment advisory agreement (as amended, “Investment Advisory Agreement”), dated as of September 18, 2017, by and between the Fund and FS Credit Income Advisor, FS Credit Income Advisor is entitled to a management fee in consideration of the advisory services provided by FS Credit Income Advisor to the Fund. FS Credit Income Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund.

Pursuant to the investment sub-advisory agreement (“Sub-Advisory Agreement”), dated as of September 18, 2017, by and among the Fund, FS Credit Income Advisor and the GoldenTree Sub-Advisor, the GoldenTree Sub-Advisor is entitled to receive a sub-advisory fee (payable out of the management fee) equal to 0.775% (on an annualized basis) of the Fund’s average daily gross assets.

The management fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period. Prior to April 6, 2018, the management fee was 1.75% of the Fund’s average daily gross assets. All or any part of the management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as FS Credit Income Advisor may determine.

Pursuant to the amended and restated administration agreement (“Administration Agreement”), dated as of April 6, 2018, by and between the Fund and FS Credit Income Advisor, the Fund reimburses FS Credit Income Advisor and the GoldenTree Sub-Advisor, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of FS Investments and the GoldenTree Sub-Advisor providing administrative services to the Fund on behalf of FS Credit Income Advisor, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Credit Income Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Credit Income Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Credit Income Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods.

The Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Credit Income Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board, among other things, compares the total amount paid to FS Credit Income Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Credit Income Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Credit Income Advisor.

Reimbursements of administrative expenses to FS Credit Income Advisor are subject to the terms of the Administration Agreement and the applicable expense limitation, and the GoldenTree Sub-Advisor has agreed, pursuant to the Sub-Advisory Agreement, to defer amounts owed to it for certain administrative services during periods in which FS Credit Income Advisor is waiving expenses or making payments pursuant to the Expense Limitation Agreement. Reimbursement of administrative expenses is ultimately subject to the limitations contained in the Administration Agreement and the Expense Limitation Agreement and FS Credit Income Advisor and the GoldenTree Sub-Advisor have agreed to share such reimbursements pro rata, with priority being given to the then-oldest unreimbursed expenses.

51

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Pursuant to the Administration Agreement, FS Credit Income Advisor will be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, that (1) such costs are reasonably allocated by FS Credit Income Advisor to the Fund on the basis of assets, revenues, time allocations and/or other method; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Credit Income Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Credit Income Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Credit Income Advisor or GoldenTree, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.

FS Investments funded the Fund’s offering costs in the amount of $1,681 for the period from October 27, 2016 (Inception) through April 6, 2018. Effective April 6, 2018, FS Investments agreed to assume all of the Fund’s prior and future offering costs and will not seek reimbursement of such costs.

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the six months ended April 30, 2023:

Related Party	Source Agreement	Description	Amount
FS Credit Income Advisor	Investment Advisory Agreement	Management Fee(1)	$4,817
FS Credit Income Advisor	Administration Agreement	Administrative Services Expenses(2)	$52

(1)As of April 30, 2023, $2,382 in management fees were payable to FS Credit Income Advisor.

(2)During the six months ended April 30, 2023, all of the accrued administrative services expenses related to third-party expenses.

Cross-Trades

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other funds sponsored by FS Investments and certain affiliates of the Fund in accordance with Rule 17a-7 under the 1940 Act, when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with cross-trade procedures approved by the Board. Pursuant to Rule 17a-7 and in accordance with the Fund’s cross-trade procedures, each cross-trade is effected at the current market price of the security. During the six months ended April 30, 2023, the Fund did not engage in any cross-trade purchases.

Capital Contributions by FS Investments and GoldenTree

In June 2017, pursuant to a private placement, Michael C. Forman, a principal of FS Credit Income Advisor, contributed $100 to purchase approximately 8,000 Class I common shares at $12.50 per share.

In November 2017, FS Investments, GoldenTree and their affiliates collectively purchased $19,900 of Class I Shares, in June 2018, FS Investments purchased $17,283 of Class I Shares, in September 2019, an affiliate of FS Investments purchased $20 of Class U Shares and in December 2020, an affiliate of FS Investments purchased $20 of Class U-2 Shares. As of April 30, 2023, the Board and individuals and entities affiliated with FS Credit Income Advisor and GoldenTree held 1,063,372 Class I Shares, 1,531 Class U Shares and 1,511 Class U-2 Shares valued at approximately $12,590, $18 and $18, respectively, based on the respective NAV per share on such date. FS Investments, GoldenTree, and their respective employees, partners, officers and affiliates may own a significant percentage of the Fund’s outstanding shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for shares in the Fund’s continuous public offering and any other offerings the Fund may determine to conduct in the future, and as the Fund repurchases shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that these affiliates will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders.

Expense Limitation Agreement

Pursuant to an amended and restated expense limitation agreement, dated April 6, 2018 (the “Expense Limitation Agreement”), FS Credit Income Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of shares to account for class-specific expenses. In consideration of FS Credit Income Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Credit Income Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and

52

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

the expense limitation that was in effect at the time when FS Credit Income Advisor waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Credit Income Advisor. The Expense Limitation Agreement may not be terminated by FS Credit Income Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC (whether incurred by counsel to the Fund, FS Credit Income Advisor or the GoldenTree Sub-Advisor), administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses and dividend expenses related to short sales); (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses.

The specific amount of expenses waivable and/or payable by FS Credit Income Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Credit Income Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement for any reason.

During the six months ended April 30, 2023, the Fund accrued $597 of expense reimbursements from the adviser that FS Investments has agreed to pay, all of which pertained to the Expense Limitation Agreement. Such amount may be subject to conditional reimbursement as described above.

The following table reflects the amounts paid or waived by FS Credit Income Advisor under the expense limitation agreement and the expiration date for future possible reimbursements by the Fund:

For the Six Months Ended	Amount	Expiration Date
October 31, 2020	$330	October 31, 2023
April 30, 2021	562	April 30, 2024
October 31, 2021	471	October 31, 2024
April 30, 2022	369	April 30, 2025
October 31, 2022	417	October 31, 2025
April 30, 2023	597	April 30, 2026
	$2,746

Exemptive Relief

The Fund has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Credit Income Advisor, GoldenTree or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Board of Trustees who have no financial interest in the co-investment transaction and a majority of the Board of Trustees who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief.

Note 5. Distributions

During the six months ended April 30, 2023, the Fund declared and paid gross distributions in the amount of $0.41 (as adjusted for the applicable share class expenses) per share in the total amount of $16,280. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Shareholders automatically participate in the distribution reinvestment plan (“DRP”), unless and until an election is made to withdraw from the DRP on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

As of October 31, 2022, the Fund had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $16,635 and $5,320, respectively. Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term.

53

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $632,199 as of April 30, 2023. The difference between the Fund’s GAAP basis cost and tax basis cost is primarily due to wash sales loss deferrals. Aggregate net unrealized appreciation (depreciation) on investments, including derivatives, on a tax basis was $(24,044), which was comprised of gross unrealized appreciation of $11,892 and gross unrealized depreciation of $35,936, as of April 30, 2023.

As of April 30, 2023, the Fund had a gross deferred tax asset of $70 resulting from unrealized depreciation on investments held by the Fund’s wholly-owned taxable subsidiary. As of April 30, 2023, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $70. For the six months ended April 30, 2023, the Fund did not record a provision for taxes related to its wholly-owned taxable subsidiary.

Note 6. Financial Instruments

The Fund trades in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts, swap contracts and written options, among others, and involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign currency exchange rate risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. The Fund enters into cross-currency swap contracts and forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies, interest rate futures and/or swap contracts to gain or reduce exposure to fluctuations in interest rates and total return swap and credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns.

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market.

Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and the risk that counterparties are unable to fulfill their obligations under the contracts. The Fund mitigates its counterparty risk by entering into forward foreign currency exchange contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance.

Cross-currency swaps are contracts in which cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. Periodic payments are made between the parties based on benchmark rates plus a spread, if applicable, in the two currencies.

Each cross-currency swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of cross-currency swaps contains the risk that the value of a cross-currency swap changes unfavorably due to movements in the value of the referenced foreign currencies, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.

An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. The Fund invests in interest rate futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge interest rate risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund takes long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk.

54

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Upon entering into an interest rate futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Cash deposited as initial margin receivable is shown as collateral held at broker in the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as receivable (or payable) for variation margin on open futures in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Risks of entering into interest rate futures contracts include interest rate risk and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations. Counterparty risk is mitigated for cleared swaps by trading these instruments through a central counterparty.

Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Each total return swap is marked semi-monthly or more frequently and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of total return swaps contains the risk that the underlying security defaults (credit risk).

Credit default swaps are contracts in which one party makes a periodic stream of payments to another party in exchange for protection in the event of a specified credit event with respect to a specified issuer of a debt obligation. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns.

If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps. Credit default swaps involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

55

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) by risk exposure as of April 30, 2023 was as follows:

Fair Value
	Asset Derivative	Liability Derivative
Foreign Currency Risk
Forward foreign currency exchange contracts	$1,487(1)	$1,741(2)
Cross-currency swaps	$—	$2,908(3)
Interest Rate Risk
Interest rate swaps	$300(4)	$10(3)
Credit Risk
Total return swaps	$—	$208(3)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s consolidated statement of assets and liabilities and located as follows:

(1)Unrealized appreciation on forward foreign currency exchange contracts.

(2)Unrealized depreciation on forward foreign currency exchange contracts.

(3)Unrealized depreciation on swap contracts.

(4)Unrealized appreciation on swap contracts.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of April 30, 2023:

Counterparty	Derivative Assets Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Received(2)	Cash Collateral Received(2)(3)	Net Amount of Derivative Assets(4)
BNP Paribas	$4	$4	$—	$—	$—
JPMorgan Chase Bank, N.A.	$1,275	$1,275	$—	$—	$—
State Street Bank and Trust Company	$208	$208	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Pledged(2)	Cash Collateral Pledged(2)(3)	Net Amount of Derivative Liabilities(5)
Bank of America, N.A.	$208	$—	$—	$208	$—
BNP Paribas	$37,098	$4	$37,094	$—	$—
JPMorgan Chase Bank, N.A.	$3,516	$1,275	$—	$2,241	$—
State Street Bank and Trust Company	$939	$208	$—	$523	$208
Royal Bank of Canada	$4,831	$—	$4,701	$130	$—

(1)Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(3)Certain cash collateral pledged by counterparties has been utilized by the Fund for daily investment activities and is not reflected on the Fund’s consolidated statement of assets and liabilities.

(4)Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(5)Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

56

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s consolidated statement of operations by risk exposure for the six months ended April 30, 2023 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$834(1)	$(3,020)(2)
Cross-currency swaps	$4,071(3)	$(10,422)(4)
Interest Rate Risk
Interest rate futures	$(15)(5)	$(47)(6)
Interest rate swaps	$293(3)	$(384)(4)
Credit Risk
Total return debt swaps	$33(3)	$(51)(4)

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s consolidated statement of operations and located as follows:

(1)Net realized gain (loss) on forward foreign currency exchange contracts.

(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)Net realized gain (loss) on swap contracts.

(4)Net change in unrealized appreciation (depreciation) on swap contracts.

(5)Net realized gain (loss) on futures contracts.

(6)Net change in unrealized appreciation (depreciation) on futures contracts.

The average notional amounts of forward foreign currency exchange contracts, cross-currency swaps, interest rate swaps and total return debt swaps outstanding during the six months ended April 30, 2023, which are indicative of the volumes of these derivative types, were $78,855, $78,538, $73,589 and $4,162, respectively.

The Fund may enter into reverse repurchase agreements in the normal course of its investing activities. The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally are invested in additional securities. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the consolidated statement of assets and liabilities at face value including accrued interest. The face value of the reverse repurchase agreement approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the consolidated statement of operations. In periods of increased demand for the security, the Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by the Fund under master repurchase agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

57

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

As of April 30, 2023, the following table presents the Fund’s open reverse repurchase agreements by counterparty, which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Non-cash Collateral Pledged Including Accrued Interest(1)	Cash Collateral Pledged	Net Exposure Due (to)/from Counterparty(2)
BNP Paribas	$4,831	$4,831	$—	$—
Royal Bank of Canada	$36,904	$36,904	$—	$—

(1)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of April 30, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	30 - 90 Days	More Than 90 Days	Total
Reverse repurchase agreements
Senior Secured Bonds and Unsecured Bond	$—	$1,572	$40,163	$—	$41,735
Total Borrowings	$—	$1,572	$40,163	$—	$41,735

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of April 30, 2023:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$127,784	$124,815	20%
Senior Secured Loans—Second Lien	13,239	12,776	2%
Senior Secured Bonds	81,525	77,290	13%
Unsecured Bonds	231,573	230,409	38%
Collateralized Loan Obligation (CLO) / Structured Credit	142,683	140,426	23%
Convertible Bonds	13,972	8,237	1%
Municipal Bonds	5,988	5,730	1%
Emerging Markets Debt	6,451	4,980	1%
Preferred Equity	2,009	1,688	0%
Common Equity	2,874	3,102	1%
Short-Term Investments	1,546	1,546	0%
Total	$629,644	$610,999	100%

(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of April 30, 2023, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

58

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The Fund’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit or revolving credit facilities, or other investments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of April 30, 2023, the Fund had unfunded commitments of $9,653. The Fund maintains sufficient cash on hand, available borrowings and liquid securities to fund any unfunded commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of April 30, 2023:

Industry Classification	Fair Value	Percentage of Portfolio
USD CLO	$80,276	13%
EUR CLO	46,948	8%
Media Entertainment	43,534	7%
Oil & Gas	41,164	7%
Retail	35,731	6%
Pharmaceuticals	31,802	5%
Healthcare-Services	29,545	5%
Electric	24,531	4%
Chemicals	23,879	4%
Leisure Time	23,715	4%
Banks	22,021	3%
Telecommunications	19,382	3%
Diversified Financial Services	16,450	3%
Software	16,267	2%
Pipelines	11,119	2%
Real Estate Investment Trusts	10,800	2%
Auto Manufacturers	10,696	2%
Other	123,139	20%
Total	$610,999	100%

Purchases and sales of securities during the six months ended April 30, 2023, other than short-term securities and U.S. government obligations, were $526,625 and $521,068, respectively.

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that a fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

59

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

As of April 30, 2023, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$89,495	$35,320	$124,815
Senior Secured Loans—Second Lien	—	10,098	2,678	12,776
Senior Secured Bonds	—	77,290	—	77,290
Unsecured Bonds	—	229,597	812	230,409
Collateralized Loan Obligation (CLO) / Structured Credit	—	136,870	3,556	140,426
Convertible Bonds	—	8,237	—	8,237
Municipal Bonds	—	5,730	—	5,730
Emerging Markets Debt	—	4,980	—	4,980
Preferred Equity	—	1	1,687	1,688
Common Equity	1,105	1,915	82	3,102
Short-Term Investments	—	1,546	—	1,546
Total Investments	1,105	565,759	44,135	610,999
Forward Foreign Currency Exchange Contracts	—	1,487	—	1,487
Interest Rate Swaps	—	300	—	300
Total Assets	$1,105	$567,546	$44,135	$612,786

Liability Description	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	$—	$(41,735)	$—	$(41,735)
Investments Sold Short	—	(1,723)	—	(1,723)
Forward Foreign Currency Exchange Contracts	—	(1,741)	—	(1,741)
Interest Rate Swaps	—	(10)	—	(10)
Cross-Currency Swaps	—	(2,908)	—	(2,908)
Total Return Debt Swaps	—	—	(208)	(208)
Total Liabilities	$—	$(48,117)	$(208)	$(48,325)

The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to FS Credit Income Advisor’s valuation policy and consistently applied valuation process. The Board has designated FS Credit Income Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in FS Credit Income Advisor’s valuation policy.

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund values its investments daily by using the mid-point of the prevailing bid and ask prices from dealers, which are provided by an independent third-party pricing service and screened for validity by such service. Investments and futures that are traded on an active public market are valued daily at their closing price. Forward foreign currency exchange contracts and swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments where prices from dealers are not available are valued using broker quotes. Debt investments for which broker quotes are not available would be valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Investments that are traded on an active public market are valued at their closing price as of the date of the consolidated financial statements and are classified as Level 1 within the fair value hierarchy. Except as described above, one of the Fund’s preferred stock investments is also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value.

FS Credit Income Advisor periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, FS Credit Income Advisor believes that these prices are reliable indicators of fair value. FS Credit Income Advisor reviewed the valuation determinations made with respect to these investments in a manner consistent with FS Credit Income Advisor’s valuation policy.

60

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the six months ended April 30, 2023 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Unsecured Bonds	Collateralized Loan Obligation (CLO)/ Structured Credit	Preferred Equity	Common Equity	Total
Fair value at beginning of period	$26,990	$2,702	$815	$3,205	$1,896	$316	$35,924
Accretion of discount (amortization of premium)	41	5	—	—	—	—	46
Realized gain (loss)	13	—	—	(18)	—	—	(5)
Net change in unrealized appreciation (depreciation)	633	(29)	(3)	403	(209)	(234)	561
Purchases	7,791	—	—	121	—	—	7,912
Sales	(1,065)	—	—	(155)	—	—	(1,220)
Transfers into Level 3(1)	917	—	—	—	—	—	917
Transfers out of Level 3(1)	—	—	—	—	—	—	—
Fair value at end of period	$35,320	$2,678	$812	$3,556	$1,687	$82	$44,135
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$633	$(29)	$(3)	$403	$(83)	$(234)	$687

(1)Transfers into or out of Level 3 were deemed to have occurred as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market. Transfers between levels of the fair value hierarchy are deemed to have occurred at the beginning of the reporting period. For the six months ended April 30, 2023, transfers into Level 3 were due to decreased price transparency.

The following is a reconciliation for the six months ended April 30, 2023 of the interest rate swaps and total return debt swaps for which significant unobservable inputs (Level 3) were used in determining fair value:

	Cross Currency Swaps	Total Return Debt Swaps
Fair value at beginning of period	$(33)	$(158)
Accretion of discount (amortization of premium)	—	—
Realized gain (loss)	(232)	33
Net change in unrealized appreciation (depreciation)	33	(50)
Sales and repayments	232	(33)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Fair value at end of period	$—	$(208)
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$—	$(50)

61

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of April 30, 2023 are as follows:

Type of Investment	Fair Value at April 30, 2023	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans - First Lien	$34,936 384	Market Comparables Cost	Market Yield (%)	3.7% - 13.7%	7.9%
Senior Secured Loans - Second Lien	2,678	Market Comparables	Market Yield (%)	10.0% - 11.3%	10.5%
Unsecured Bonds	812	Market Comparables	EBITDA Multiples (x) Market Yield (%)	6.3x - 7.3x 9.7% - 10.9%	6.8x 10.3%
CLO/Structured Credit	2,985 571	Discounted Cash Flow Other(2)	Discount Rate (%)	3.8% - 5.5%	4.7%
Preferred Equity	1,687	Market Comparables	EBITDA Multiples (x) Market Yield (%)	9.8x - 13.5x 12.0% - 17.7%	10.8x 16.6%
Common Equity	64 16 2	Market Comparables Option Pricing Model Other(2)	EBITDA Multiples (x) Volatility (%)	10.1x - 11.2x 40.0% - 40.0%	10.7x 40.0%
Total	$44,135
Total Return Debt Swaps	$(208)	Market Comparables	Market Yield (%)	3.4% - 6.2%	5.1%

(1)For investments using a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. Investments valued using an EBITDA multiple or a revenue multiple pursuant to the market comparables valuation technique may be conducted using an enterprise valuation waterfall analysis. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option pricing model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)Fair valued based on expected outcome of proposed corporate transactions , other factors or proportionate share of private credit vehicle.

Note 9. Financing Arrangement

The following table presents summary information with respect to the Fund’s financing arrangement as of April 30, 2023:

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Revolving Prime Brokerage	OBFR+1.10%	$41,529	$115,699(1)	October 26, 2023(2)

(1)The amount available under the BNP Facility is calculated based on the value of the pledged collateral, rather than BNP Paribas’ commitment. As explained below, the Fund may borrow amounts in excess of BNP Paribas’ commitment, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for additional borrowings.

(2)As described below, the BNP Facility generally is terminable upon 179 days’ notice by either party. As of April 30, 2023, neither the Fund nor BNP Paribas had provided notice of its intent to terminate the facility.

BNP Facility

On October 25, 2017, and effective November 1, 2017, the Fund entered into a committed facility arrangement (as amended, the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies. The Fund may borrow on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such borrowings. The Fund may also borrow on a committed basis up to an aggregate principal amount equal to the average outstanding balance over the past ten business days.

The Fund may terminate the BNP facility at any time upon written notice to BNP Paribas. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide the Fund with 179 days’ written notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc. during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay the Fund a fee equal to 1.00% of the maximum amount of financing available on the termination date.

62

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangement (continued)

Prior to January 27, 2023, under the BNP Facility, borrowings beared interest at the rate of one-month London Interbank Offered Rate (“LIBOR”) (or the relevant reference rate for any foreign currency borrowings) plus 1.00% per annum. Effective January 27, 2023, borrowings bear interest at the rate of Overnight Bank Funding Rate (“OBFR”) (or the relevant reference rate for any foreign currency borrowings) plus 1.10% per annum (or the relevant spread for any foreign currency borrowings).  Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing.

Under the BNP Facility, the Fund has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by the Fund is determined in accordance with the margin requirements described in the BNP Facility agreements. The BNP Facility agreements contain events of default and termination events customary for similar financing transactions.

The Fund’s obligations under the BNP Facility are secured by a first priority security interest in the Fund’s assets held at certain specified custody accounts.

The carrying amount outstanding under the BNP Facility approximates its fair value. For the six months ended April 30, 2023, the total interest expense for the BNP Facility was $2,138.

For the six months ended April 30, 2023, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP Facility were as follows:

Cash paid for interest expense(1)	$2,196
Average borrowings	$76,153
Effective interest rate on borrowings at April 30, 2023	5.91%
Weighted average interest rate	5.66%

(1)Interest under the BNP Facility is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. During the six months ended April 30, 2023, interest under the BNP Facility was capitalized.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

LIBOR Risk: The Fund’s investments, interest payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”). In July of 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR at the end of 2021. Most LIBOR settings are no longer published as of December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financial Rate Data (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund or the Fund’s investments until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the transition. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

63

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Although the Fund may invest in investments that FS Credit Income Advisor and GoldenTree believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Senior Loans Risk: The senior loans in which the Fund invests will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although senior loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such senior loans are generally similar to the risks of other below investment grade fixed income instruments. See “Below Investment Grade Rating Risk” below.” Investments in below investment grade senior loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the NAV of the Shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Senior loans are subject to a number of risks, including non-payment of principal, liquidity risk and the risk of investing in below investment grade fixed-income instruments.

Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Credit Income Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

64

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Collateralized Loan Obligation (“CLO”) Securities Risk: The Fund will invest in CLO securities issued by CLOs that principally invest in senior loans (typically, 80% or more of their assets), diversified by industry and borrower. It is also possible that the underlying obligations of CLOs in which the Fund invests will include (i) subordinated loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in senior loans. Holders of such securities are subject to a number of risks, including the credit, liquidity, counterparty and other market and asset specific risks.

CLOs are generally backed by an asset or a pool of assets (often senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. Holders of structured products bear the risks, including credit risk, of the underlying investments, index or reference obligation and are subject to prepayment and counterparty risks. Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The Fund primarily invests in CLOs categorized as the mezzanine tranche, which are made in companies with capital structures having indebtedness ranking ahead of the CLOs.

CLO securities are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLO securities may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed above, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs as discussed above. The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value

65

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps (including, total return swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.

Furthermore, the Fund’s ability to successfully use derivatives depends on FS Credit Income Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. In accordance with Rule 18f-4, the Fund adopted and implemented a comprehensive written derivatives risk management program and is subject to an outer limit on Fund leverage risk calculated based on value-at-risk. This outer limit is based on a relative value-at-risk test that will compare the Fund’s value-at-risk to the value-at-risk of a designated reference portfolio. The derivatives risk management program is administered by a “derivatives risk manager,” who has been appointed by the Fund’s Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act), and periodically reviews the derivatives risk management program and reports to the Board on a quarterly basis.

Economic Downturn or Recession: Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Credit Income Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Pandemic Risk: In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. The outbreak of COVID-19 and its variants resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. This outbreak negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

66

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is expected to exceed 100% going forward under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Russia/Ukraine Market Risk: Increased tensions between Russia and Ukraine have escalated into an armed conflict given Russia’s invasion of Ukraine in February 2022. The conflict involving these two countries and the outbreak of hostilities between them may escalate or result in more widespread conflict. Such hostilities, and the threat of wider-spread hostilities, could lead to disruption, instability and volatility in global markets and commodity prices, economies and industries that could negatively impact the Fund’s business, results of operations and financial condition. The conflict has already resulted in significant volatility in certain equity, debt and currency markets, material increases in commodity prices, such as oil and natural gas, and economic uncertainty. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have significant impact on Fund performance and the value of an investment in the Fund.

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Credit Income Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Credit Income Advisor, GoldenTree and their respective affiliates (including FS Investments) resulting from the expense limitation agreements.

Note 12. Subsequent Events

Beginning in July 2023, with the ordinary cash distribution payable on July 31, 2023, the Fund expects to declare ordinary cash distributions daily and pay them on a monthly basis, rather than quarterly, in accordance with the Fund’s distribution policies as set forth in the Fund’s Prospectus.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that there are no additional items that require recognition or disclosure.

67

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Statement of Additional Information

The Fund’s statement of additional information contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on FS Investments’ website at www.fsinvestments.com.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Credit Income Advisor, the Fund’s investment adviser. In addition, FS Credit Income Advisor has delegated the responsibilities of voting and administering proxies received by the Fund to the GoldenTree Sub-Adviser, the investment sub-adviser to the Fund. Shareholders may obtain a copy of the proxy voting policies and procedures of FS Credit Income Advisor and the GoldenTree Sub-Adviser upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the GoldenTree Sub-Adviser voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Board Approval of the Continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement

At a meeting of the Board held on March 7, 2023 (the “Meeting”), the Board, including a majority of those trustees of the Fund who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, FS Credit Income Advisor or the GoldenTree Sub-Advisor (“Independent Trustees”), considered and re-approved: (1) the Fund’s Investment Advisory Agreement between the Fund and FS Credit Income Advisor; and (2) the Sub-Advisory Agreement by and among the Fund, FS Credit Income Advisor and the GoldenTree Sub-Advisor (together with the Investment Advisory Agreement, the “Advisory Agreements”), each as being in the best interests of the Fund and its shareholders. In approving the Advisory Agreements, the Board considered information furnished and discussed throughout the year at Board meetings and executive sessions with management and counsel, including information provided by FS Credit Income Advisor and the GoldenTree Sub-Advisor specifically in relation to the consideration of the re-approval of the Advisory Agreements in response to requests for information from the Independent Trustees and their independent legal counsel.

In their deliberations, the Board considered a range of materials and information regarding the nature, extent and quality of services provided by FS Credit Income Advisor and the GoldenTree Sub-Advisor; the past performance of the Fund compared to relevant indices and other registered investment companies that FS Credit Income Advisor believed were relatively comparable to the Fund in terms of structure, investment objectives, portfolio mix and/or other similar criteria (“Comparable Companies”); the fees and expenses of the Fund compared to Comparable Companies; the possibility of economies of scale that could be passed on to the Fund; and the profitability of FS Credit Income Advisor and the GoldenTree Sub-Advisor. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by FS Credit Income Advisor and the GoldenTree Sub-Advisor (and their affiliates) as a result of their relationships with the Fund.

In addition to evaluating, among other things, the written information provided by FS Credit Income Advisor and the GoldenTree Sub-Advisor, the Board also considered the presentations from FS Credit Income Advisor and the GoldenTree Sub-Advisor and the answers to questions posed by the Board to representatives of FS Credit Income Advisor and the GoldenTree Sub-Advisor. The Independent Trustees also met separately in an executive session with their independent legal counsel to review and consider the information provided regarding the Advisory Agreements.

Based on their review, the Board and the Independent Trustees concluded that it was in the best interests of the Fund and its shareholders to approve the continuation of the Advisory Agreements. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

68

Supplemental Information (Unaudited) (continued)

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services provided by FS Credit Income Advisor and the GoldenTree Sub-Advisor, the Board reviewed information describing the financial strength, experience, resources, compliance programs, and key personnel of FS Credit Income Advisor and the GoldenTree Sub-Advisor (and their affiliates), including the personnel who provide investment management services to the Fund. With respect to FS Credit Income Advisor, the Board recognized the significant investment of time, capital and human resources provided by FS Credit Income Advisor and its affiliates that has resulted in the successful operation and management of the Fund.

The Board then considered FS Credit Income Advisor’s role in the management of the Fund’s assets, including the oversight and supervision of the GoldenTree Sub-Advisor to ensure that it meets its obligations under the Sub-Advisory Agreement. The Board also noted FS Credit Income Advisor’s description of its procedures to provide ongoing oversight and supervision of the GoldenTree Sub-Advisor’s performance and compliance with the Fund’s compliance procedures, investment objectives, policies and restrictions. The Board noted the administrative services FS Credit Income Advisor provides to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. With respect to the GoldenTree Sub-Advisor, the Board considered, among other things, its role in sourcing, vetting and executing on investment decisions on behalf of the Fund, the personnel performing such services, its organizational capability, financial strength and compliance functions and its demonstrated success in the industry.

The Board and the Independent Trustees determined that they were satisfied with the nature, extent and quality of the services provided to the Fund by each of FS Credit Income Advisor and the GoldenTree Sub-Advisor, the expertise and capabilities of FS Credit Income Advisor’s and the GoldenTree Sub-Advisor’s personnel, FS Credit Income Advisor’s demonstrated capability to collaborate with and oversee the GoldenTree Sub-Advisor and FS Credit Income Advisor’s and the GoldenTree Sub-Advisor’s (or their affiliates, as applicable) financial strength and related capability to allocate resources necessary to successfully manage the Fund’s portfolio.

Review of Investment Performance. The Board and the Independent Trustees considered FS Credit Income Advisor’s explanations as to the Fund’s historical investment performance and determined that they were satisfied with the Fund’s performance as compared to the performance of  (i) relevant benchmark indices and (ii) the Comparable Companies. The Board and the Independent Trustees noted that the Fund’s Class I Share performance outperformed the benchmark indices for the annualized trailing five years and annualized since inception periods ended January 31, 2023. The Board and the Independent Trustees also noted that the Fund’s Class I Share performance outperformed the average performance of the Comparable Companies over each of the trailing twelve month, annualized trailing three years, annualized trailing five years and annualized since inception periods ended January 31, 2023. The Board and the Independent Trustees also noted that the Fund’s Class I Share performance slightly underperformed the average performance of the Comparable Companies for the year-to-date period ended January 31, 2023.

Costs of Services Provided and Profits Realized. The Board then considered FS Credit Income Advisor’s investment advisory fee and the gross and net expense ratios (each as a percentage of average net assets) of the Fund’s Class I Shares. The Board also considered such investment advisory fee and expense ratios as compared to the Comparable Companies. The Board acknowledged FS Credit Income Advisor’s and its affiliates’ financial support of the Fund through the assumption of organization and offering costs and the waiver of reimbursements of and/or paying certain of the Fund’s expenses pursuant to an expense limitation agreement by and between the Fund and FS Credit Income Advisor. The Board also acknowledged FS Credit Income Advisor’s financial strength, the perpetual nature of the expense limitation and continued efforts to develop and allocate resources necessary to continue to successfully manage the Fund. The Independent Trustees considered that the Fund’s investment advisory fees (with and without the effect of leverage) and total expense ratio were above the average ratios for the Comparable Companies, while the Fund’s net expense ratio was below the average ratio for the Comparable Companies.

The Board then reviewed the profitability information provided by FS Credit Income Advisor and the GoldenTree Sub-Advisor and FS Credit Income Advisor’s methodology for determining profitability. The Board noted that, based on the profitability information provided by FS Credit Income Advisor, FS Credit Income Advisor had not yet experienced any profits from managing the Fund.

The Board determined that, based on the information reviewed, FS Credit Income Advisor’s management fees, expense ratios and profitability were reasonable in relation to the services rendered to the Fund by FS Credit Income Advisor. With respect to the re-approval of the Sub-Advisory Agreement, the Board determined that it was satisfied with the level of fees paid by FS Credit Income Advisor to the GoldenTree Sub-Advisor given the quality and extent of services provided and that the GoldenTree Sub-Advisor’s fees are reasonable in relation to the services rendered.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the Fund’s fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered that the advisory fee was meant to provide reasonable compensation once the Fund reaches scale. The Board also considered FS Credit Income Advisor’s commitment to monitor economies of scale on an ongoing basis.

69

Supplemental Information (Unaudited) (continued)

Other Benefits. The Board considered other benefits that may accrue to FS Credit Income Advisor, the GoldenTree Sub-Advisor and their affiliates from their relationships with the Fund, including that an affiliated broker-dealer that serves as the wholesale marketing agent for the Fund’s offering of common shares, may receive compensation for certain sales, promotional and marketing services provided to the Fund in connection with the distribution of certain classes of the Fund’s shares. In addition, the Board noted that FS Credit Income Advisor and the GoldenTree Sub-Advisor may potentially benefit from their relationship with the Fund in the sense that the success of the Fund could attract other business to FS Credit Income Advisor and the GoldenTree Sub-Advisor.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable and that the approval of the continuation of the Advisory Agreements are in the best interests of the Fund. The Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreements for an additional one-year period.

www.fsinvestments.com

© 2023 FS Investments

SAR23-CIF
QES

Item 1. Reports to Shareholders.

(b)The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

FS INVESTMENTS®

Important Fund Report(s) Now Available Online and In Print by Request.
Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website below:

https://fsinvestments.com/fs-interval-funds-reports/
FS Credit Income Fund Semi-Annual Report

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):
1-877-628-8575
www.fsinvestments.com/edelivery

Go Paperless! Update your communication preferences at the website listed or scanning the QR Code below
www.fsinvestments.com/edelivery

Item 2. Code of Ethics.

Not applicable to this Semi-Annual Report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to this Semi-Annual Report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Semi-Annual Report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Semi-Annual Report on Form N-CSR.

Item 6. Investments.

(a)The Fund’s unaudited consolidated schedule of investments as of April 30, 2023 is included as part of the Semi-Annual Report included in Item 1(a) of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Semi-Annual Report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)Not applicable to this Semi-Annual Report on Form N-CSR.

(b)As of the date of filing of this Semi-Annual Report on Form N-CSR, there has been no change in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Fund’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Semi-Annual Report on Form N-CSR.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s Board during the period covered by this Semi-Annual Report on Form N-CSR.

Item 11. Controls and Procedures.

(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this Semi-Annual Report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Semi-Annual Report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)Not applicable to this Semi-Annual Report on Form N-CSR.

(b)Not applicable to this Semi-Annual Report on Form N-CSR.

Item 13. Exhibits.

(a)(1)Not applicable to this Semi-Annual Report on Form N-CSR.

(a)(2)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)Not applicable.

(a)(4)Not applicable.

(b)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Credit Income Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: June 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: June 26, 2023

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: June 26, 2023